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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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Incyte Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Incyte Corporation
Experimental Station
Route 141 & Henry Clay Road, Building E336
Wilmington, DE 19880
(302) 498-6700

April 18, 2012

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Incyte Corporation that will be held on Wednesday, May 30, 2012, at 10:00 a.m., Eastern Daylight Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801.

        The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

        After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. Your shares cannot be voted unless you sign, date and return the enclosed proxy, submit your proxy by telephone or the internet, or attend the Annual Meeting in person.

        A copy of the Company's 2011 Annual Report to Stockholders is also enclosed.

        The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Richard U. De Schutter Chairman of the Board

 INCYTE CORPORATION

 Notice of Annual Meeting of Stockholders
to be held Wednesday, May 30, 2012

To the Stockholders of Incyte Corporation:

        The Annual Meeting of Stockholders of Incyte Corporation, a Delaware corporation (the "Company"), will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on Wednesday, May 30, 2012, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

  1.
  To elect seven directors to serve until the 2013 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified;

  2.
  To vote on the approval of an amendment to the Company's 2010 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 4,000,000 shares, from 12,553,475 shares to 16,553,475 shares;

  3.
  To hold a non-binding advisory vote to approve the compensation of the Company's named executive officers;

  4.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012; and

  5.
  To transact such other business as may properly come before the Annual Meeting of Stockholders and any postponement or adjournment of the Annual Meeting.

        Stockholders of record as of the close of business on April 10, 2012 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

        It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote over the internet, by telephone or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on page 2 of the attached Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.

By Order of the Board of Directors

Eric H. Siegel Secretary

April 18, 2012

 INCYTE CORPORATION
Experimental Station
Route 141 & Henry Clay Road, Building E336
Wilmington, DE 19880

 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Incyte Corporation, a Delaware corporation ("we," "us," "our," "Incyte" or the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, on Wednesday, May 30, 2012, at 10:00 a.m., Eastern Daylight Time, and any postponement or adjournment thereof.

        This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 18, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2012.

The Proxy Statement and Annual Report are available at http://bnymellon.mobular.net/bnymellon/incy

        For information on how to obtain directions to attend the Annual Meeting, please see "Questions and Answers about the Proxy Materials and the Annual Meeting."

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING

What proposals will be voted on at the Annual Meeting?

        Four proposals will be voted on at the Annual Meeting:

  •
  The election of directors;

  •
  The approval of an amendment to our 2010 Stock Incentive Plan to increase the number of shares available for issuance;

  •
  A non-binding advisory vote to approve the compensation of our named executive officers; and

  •
  The ratification of the appointment of the independent registered public accounting firm for 2012.

What are the Board's recommendations?

        Our Board recommends that you vote:

  •
  "FOR" election of each of the nominated directors;

  •
  "FOR" the approval of the amendment to our 2010 Stock Incentive Plan to increase the number of shares available for issuance;

  •
  "FOR" the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and

  •
  "FOR" ratification of the appointment of the independent registered public accounting firm for 2012.

Will there be any other items of business on the agenda?

        We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

        Stockholders of record at the close of business on April 10, 2012, the Record Date, may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our Common Stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the "stockholder of record." The Proxy Statement, Annual Report and proxy card have been sent directly to you by Incyte.

        Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing.

How do I vote?

        You may vote using any of the following methods:

  •
  By Mail – Stockholders of record may submit proxies by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf "FOR" the election of the nominated directors, "FOR" the approval of the amendment to the Company's 2010 Stock Incentive Plan, "FOR" the approval on a non-binding, advisory basis of the compensation of the Company's named executive officers, and "FOR" the ratification of the independent registered public accounting firm for 2012. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees.

  •
  By Telephone – Stockholders of record may submit proxies by following the telephone voting instructions on each proxy card. Most stockholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

  •
  By Internet – Stockholders of record with internet access may submit proxies by following the internet voting instructions on their proxy cards. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you vote over the internet, you may incur costs such as internet access charges for which you will be responsible. The internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, the day before the meeting date.

  •
  In Person at the Annual Meeting – Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. You may obtain directions to the Annual Meeting by contacting the Company's Investor Relations Department at (302) 498-6700. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

Can I change my vote or revoke my proxy?

        You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the internet, you may change your vote or revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting.

How are votes counted?

        In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For each of Proposal 2, Proposal 3 and Proposal 4, you may vote "FOR," vote "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to any of these proposals the abstention has the same effect as a vote "AGAINST" the proposal.

        If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the nominees to the Board of Directors, "FOR" the approval of the amendment to the Company's 2010 Stock Incentive Plan, "FOR" the approval of the compensation of our named executive officers, and "FOR" the ratification of the independent registered public accounting firm and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What vote is required to approve each item?

        For Proposal 1, the election of directors, the seven persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. In addition to the voting requirements under Delaware law as to the election of directors, our Board has adopted a policy governing what will occur in the event that a director does not receive a majority of the votes cast. A majority of the votes cast means that the number of votes "FOR" the nominee exceeds the number of votes "WITHHELD." Abstentions and broker non-votes will not be counted to determine whether a nominee receives a majority of votes cast. Additional information concerning our policy for the election of directors is set forth under the heading "Corporate Governance—Majority Voting Policy."

        Proposal 2 and Proposal 4 require the affirmative "FOR" vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote. Abstentions have the same effect as votes "AGAINST" the matter.

        For Proposal 3, the affirmative "FOR" vote of the holders of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote is necessary to approve, on an advisory basis, the compensation of our named executive officers. Because your vote is advisory, it will not be binding on the Board, the Compensation Committee of the Board or the Company. However, the Board and the Compensation Committee will, as it did last year, review the voting results and take them into consideration when making future decisions about executive compensation. Abstentions have the same effect as a vote "AGAINST" this proposal.

        If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. If you hold shares beneficially in street name and do not vote your shares, your broker or nominee can vote your shares at its discretion only on Proposal 4. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Is cumulative voting permitted for the election of directors?

        Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record Date, there were 128,056,946 shares of our Common Stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What is "householding" and how does it affect me?

        We have adopted a process for mailing the Annual Report and Proxy Statement called "householding," which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of the Annual Report and Proxy Statement, unless we receive contrary instructions from any stockholder at that address. We will continue to mail a proxy card to each stockholder of record.

        If you prefer to receive multiple copies of the Annual Report and Proxy Statement at the same address, additional copies will be provided to you upon request. If you are a stockholder of record, you may contact us by writing to Investor Relations Department, Incyte Corporation, Experimental Station, Route 141 & Henry Clay Road, Building E336, Wilmington, Delaware 19880 or by calling (302) 498-6700 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of the Annual Report and Proxy Statement can request householding by contacting us in the same manner. We have undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

        If you are a beneficial owner, you may request additional copies of the Annual Report and Proxy Statement or you may request householding by notifying your broker, bank or nominee.

How are proxies solicited?

        Our employees, officers and directors may solicit proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

 PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

        The Board of Directors proposes the election of seven directors of the Company to serve until the next annual meeting of stockholders and thereafter until their successors are duly elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that we do not currently anticipate, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

        Dr. John F. Niblack is retiring from the Board of Directors as of the Annual Meeting. We are very grateful for his years of service to the Company.

        Our Bylaws provide that the Company shall not have fewer than one nor more than twelve directors, with the exact number of directors to be determined by the Board of Directors. The number of directors is currently fixed at eight. Upon Dr. Niblack's retirement from the Board, the number of directors will be reduced to seven.

        Names of the nominees and certain biographical information about them are set forth below:

Name	Age	Position with the Company	Director Since
Richard U. De Schutter	71	Chairman of the Board	2001
Barry M. Ariko	66	Director	2001
Julian C. Baker	45	Director	2001
Paul A. Brooke	66	Director	2001
Wendy L. Dixon, Ph.D.	57	Director	2010
Paul A. Friedman, M.D.	69	President and Chief Executive Officer and Director	2001
Roy A. Whitfield	58	Director	1991

        Richard U. De Schutter has been Chairman of the Company's Board of Directors since 2004. He was Chairman and Chief Executive Officer of DuPont Pharmaceuticals Company, a drug manufacturer formerly based in Wilmington, Delaware, from July 2000 to October 2001. He served as Chief Administrative Officer of Pharmacia Corporation between April 2000 and July 2000. From January 1999 through March 2000, Mr. De Schutter served as Vice Chairman and Chief Administrative Officer of Monsanto Company. He served as Chief Executive Officer of G.D. Searle & Co. from April 1995 to December 1998. Mr. De Schutter is also a director of Smith & Nephew plc and several privately held companies. Mr. De Schutter was also a director of Ecolab, Inc. from February 2004 until May 2010 and a director of Varian, Inc. from 2001 until its acquisition by Agilent Technologies, Inc. in May 2010.

        Barry M. Ariko retired from Mirapoint, Inc., a mail server appliance company, in November 2007, where he had served as its President and Chief Executive Officer since November 2003 and as its Chairman of the Board since December 2003. From April 2001 until September 2001, Mr. Ariko was Senior Vice President of Peregrine Systems, Inc., an infrastructure management software company, and from April 2001 until June 2002 was a member of its Board of Directors. From March 2000 until the acquisition of Extricity, Inc. by Peregrine in April 2001, Mr. Ariko served as Chairman of the Board, Chief Executive Officer and President of Extricity, an internet software provider. From March 1999 to January 2000, Mr. Ariko was a Senior Vice President of America Online, Inc., where he was responsible for the Netscape Enterprise Group. From August 1998 until the acquisition of Netscape Communications Corporation by America Online in March 1999, Mr. Ariko served as Executive Vice President and Chief Operating Officer of Netscape. From 1994 to August 1998, Mr. Ariko was Executive Vice President of Oracle Corporation. Mr. Ariko was a director of Autonomy Corporation plc from January 2000 until

October 2010 and a director of Aspect Communications Corporation from January 2002 until its merger with Concerto Software, Inc. in September 2005.

        Julian C. Baker is a Managing Partner of Baker Brothers Investments, which he and his brother, Felix Baker, Ph.D., founded in 2000. Mr. Baker's firm manages a family of long-term investment funds for major university endowments and foundations, which are focused on publicly traded life sciences companies. Mr. Baker's career as a fund manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation. He is also a director of Genomic Health, Inc., and was a director of Theravance, Inc. from January 1999 until April 2007, a director of Neurogen Corporation from May 1999 until its acquisition in December 2009 and a director of Trimeris, Inc. from April 2004 until November 2011.

        Paul A. Brooke is a founder and managing director of venBio, LLC, a pharmaceutical investment company. Mr. Brooke was Chairman of the Board of Directors of Alsius Corporation, a medical device company, from June 2007 through its sale in May 2009, and was the Chairman and Chief Executive Officer of a predecessor company from April 2005 to June 2007. Mr. Brooke has been the Managing Member of PMSV Holdings, LLC, a private investment firm, since 1993. He also served as a Senior Advisor to Morgan Stanley & Co. Incorporated from April 2000 to December 2009, and was a Venture Partner at MPM Capital, a venture capital firm specializing in the healthcare industry, from 1997 through 2006. From April 1999 through May 2000, Mr. Brooke served as a Managing Director at Tiger Management LLC. He was a Managing Director and the Global Head of Healthcare Research and Strategy at Morgan Stanley & Co. from 1983 to April 1999. Mr. Brooke is also a director of Manning & Napier Fund, Inc., ViroPharma Incorporated and several privately held companies and was a director of HLTH Corporation from November 2000 until its merger with WebMD Health Corp. in October 2009 and a director of WebMD Health Corp. from that date until October 2010.

        Wendy L. Dixon, Ph.D.    served as Chief Marketing Officer and President, Global Marketing for Bristol-Myers Squibb Company from December 2001 until May 2009 and served on the CEO's Executive Committee. From 1996 to 2001 she was Senior Vice President, Marketing—USHH at Merck & Co., Inc. and prior to that she held executive management positions at West Pharmaceuticals, Osteotech, Inc. and Centocor, Inc. and various positions at SmithKline & French Pharmaceuticals in marketing, regulatory affairs, project management and as a biochemist. Dr. Dixon is also a director of Alkermes, Inc., Ardea Biosciences, Inc., Furiex Pharmaceuticals, Inc., and Orexigen Therapeutics, Inc. Dr. Dixon serves as a Senior Advisor for The Monitor Group, a privately-owned global management consulting firm, and was a director of DENTSPLY International Inc. from July 2005 until July 2010.

        Paul A. Friedman, M.D. joined the Company as the Chief Executive Officer in November 2001 and has been President of the Company since May 2004. From 1998 until October 2001, Dr. Friedman served as President of DuPont Pharmaceuticals Research Laboratories, a wholly owned subsidiary of DuPont Pharmaceuticals Company (formerly The DuPont Merck Pharmaceutical Company), from 1994 to 1998 he served as President of Research and Development of The DuPont Merck Pharmaceutical Company, and from 1991 to 1994 he served as Senior Vice President at Merck Research Laboratories. Prior to his work at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a Diplomate of the American Board of Internal Medicine and a Member of the American Society of Clinical Investigation. Dr. Friedman is also a director of Auxilium Pharmaceuticals, Inc. Dr. Friedman was a director of Bausch & Lomb Incorporated from June 2004 until its acquisition in October 2007 and a director of Sirtris Pharmaceuticals, Inc. from March 2008 until its acquisition in June 2008.

        Roy A. Whitfield co-founded the Company and served as Chairman of the Board from November 2001 until June 2003. Mr. Whitfield served as Chief Executive Officer of the Company between June 1993 and

November 2001, as President of the Company from June 1991 until January 1997, and as Treasurer of the Company between April 1991 and October 1995. From 1984 to 1989, he held senior operating and business development positions with Technicon Instruments Corporation, a medical instrumentation company, and its predecessor company, Cooper Biomedical, Inc., a biotechnology and medical diagnostics company. Prior to his work at Technicon, Mr. Whitfield spent seven years with the Boston Consulting Group's international consulting practice. He also serves as a director of Illumina, Inc., Nektar Therapeutics and several privately held companies and was a director of Solexa, Inc. from August 2006 until its merger with Illumina, Inc. in January 2007.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTOR OF EACH OF THE NOMINEES SET FORTH ABOVE.

Director Nominations

        The Board of Directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Board has as an objective, set forth in our Corporate Governance Guidelines, that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.

        The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management, accounting, finance, drug discovery and development, or marketing, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. Although the Company has no formal diversity policy for board members, the Board and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees.

        The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an "audit committee financial expert" as defined by Securities and Exchange Commission rules, and our Corporate Governance Guidelines require that a majority of the members of the Board meet the definition of "independent director" under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee believes it appropriate for certain key members of our management—currently, the President and Chief Executive Officer—to participate as members of the Board.

        Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate's prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any search firm engaged by the Committee and by stockholders. The Committee may only recommend, and the Board may only nominate, candidates for director who agree to tender, promptly following their election or re-election as a director, irrevocable resignations that would be effective if the director fails to receive a sufficient number of votes for re-election at the next annual meeting of stockholders at which he or she faces re-election and if the Board accepts the resignation. The Committee recommended all of the nominees for election included in this Proxy Statement. All of the nominees are members of the Board standing for re-election as directors.

        A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that the Company must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the earlier to occur of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public announcement of the date of such scheduled annual meeting was first made. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

        Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to:

      Secretary
      Incyte Corporation
      Experimental Station
      Route 141 & Henry Clay Road
      Building E336
      Wilmington, DE 19880

        You can obtain a copy of the full text of the Bylaw provision by writing to the Company's Secretary at the above address.

Director Qualifications

        Set forth below is a summary of the specific experience, qualifications, attributes or skills of the nominees for the Board of Directors that, in addition to the experience of those nominees described in their biographies above, led our Nominating and Corporate Governance Committee and Board to conclude that the nominee should serve as a member of the Board.

        Mr. De Schutter brings significant leadership experience to the Board of Directors, having served as Chairman and Chief Executive Officer of DuPont Pharmaceuticals Company and in other senior management roles at several pharmaceutical and healthcare companies. Mr. De Schutter also has experience as a senior executive officer, including chief executive officer, of publicly held companies actively supervising a principal financial or accounting officer, and significant experience as a director of other publicly held companies.

        Mr. Ariko brings to the Board extensive leadership experience from his executive and management positions and experience as a chief executive officer of publicly and privately held companies actively supervising a principal financial or accounting officer, which is critical for his role as Chair of the Audit Committee.

        Mr. Baker is an experienced investor in many life sciences companies. He brings to the Board significant strategic and financial expertise and extensive knowledge of the life sciences and biopharmaceuticals industries as a result of his investments in and service as a director of other publicly and privately held life sciences companies.

        Mr. Brooke brings leadership experience to the Board and insight into the operations, challenges and complex issues facing healthcare companies gained from his experience as head of healthcare research at a major investment bank and as an investor. He also has extensive financial and capital markets experience, which is critical to his role as Chair of the Finance Committee, and significant experience as a director of other publicly and privately held life sciences and healthcare companies.

        Dr. Dixon brings to the board significant leadership experience in the pharmaceutical and biotechnology industry, including experience in drug development and regulatory affairs. Dr. Dixon has extensive experience in building successful marketing and sales teams and launching multiple pharmaceutical products across a broad range of therapeutic areas. Dr. Dixon also has experience serving on public company audit committees.

        Dr. Friedman brings to the Board extensive expertise in the Company's business and in the drug development and discovery industry. His past experiences and role as Chief Executive Officer of the Company gives him strong knowledge of the Company's strategy, markets, competitors, financials and operations. He also has experience as a director of publicly held life sciences and healthcare companies.

        Mr. Whitfield has significant leadership and senior management experience as the Company's former Chief Executive Officer and from his roles in the healthcare industry. Mr. Whitfield also bring to the Board experience as a chief executive officer actively supervising principal financial and accounting officers and financial expertise from his prior business development and consulting positions, which is critical for his role on the Audit Committee.

Director Independence

        The Board of Directors has determined that, except for Dr. Friedman, each individual who currently serves as a member of the Board is, and each individual who served as a member of the Board in 2011 was, an "independent director" within the meaning of Rule 5605 of The NASDAQ Stock Market. Dr. Friedman is not considered independent as he is employed as our President and Chief Executive Officer. All of the nominees are members of the Board standing for re-election as directors. For Mr. Ariko, Mr. Baker, Mr. Brooke, Mr. De Schutter, and Dr. Dixon, the Board of Directors considered their relationship and transactions with the Company as directors and security holders of the Company. For Mr. Whitfield, the Board of Directors considered Mr. Whitfield's status as a director, security holder and former executive officer of the Company.

Board Meetings

        The Board of Directors held six meetings during 2011. All directors attended at least 75% of the aggregate number of meetings held by the Board of Directors and of the committees on which such director served during his or her tenure in 2011.

        The independent directors meet in regularly scheduled executive sessions at in-person meetings of the Board of Directors without the participation of the President and Chief Executive Officer or other members of management. There were five regularly scheduled in-person meetings of the Board of Directors in 2011.

        All directors are expected to attend the Annual Meeting and, in 2011, all directors then serving on the Board of Directors attended the annual meeting of stockholders.

Board Committees

        The Board of Directors has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is "independent," as that term is defined by applicable listing standards of The NASDAQ Stock Market and Securities and Exchange Commission rules. The Board has approved a charter for each of these committees, a current copy of each committees' charter can be found on our website at http://www.incyte.com under the "Corporate Governance" heading in the Investor Relations portion of our website. The Board has also appointed a Finance Committee and a Non-Management Stock Option Committee.

Audit Committee

        The current members of the Audit Committee are Barry M. Ariko (Chair), Wendy L. Dixon and Roy A. Whitfield. The Audit Committee held five meetings during 2011. The Audit Committee's primary functions are to assist the Board of Directors in fulfilling its oversight responsibilities relating to the Company's financial statements, system of internal control over financial reporting, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm, review and pre-approve audit and permissible non-audit services, review the scope of the annual audit, monitor the independent registered public accounting firm's relationship with the Company, and meet with the independent registered public accounting firm and management to discuss and review our financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes. The Board of Directors has determined that Mr. Ariko and Mr. Whitfield are qualified as Audit Committee Financial Experts under the definition outlined by the Securities and Exchange Commission.

Compensation Committee

        The current members of the Compensation Committee are Paul A. Brooke (Chair), Barry M. Ariko, Julian C. Baker and Richard U. De Schutter. The Compensation Committee held five meetings during 2011. The Compensation Committee's primary functions are to assist the Board of Directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to develop and monitor compensation arrangements for our executive officers, determine compensation for our Chief Executive Officer and other executive officers, determine stock-based compensation awards for our executive officers, and administer performance-based compensation plans such as our 2010 Stock Incentive Plan. During the first eight months of 2011, a subcommittee of the Compensation Committee, consisting of Mr. Brooke, Mr. Ariko and Mr. De Schutter, served as the Management Stock Option Committee and determined stock-based compensation awards for our executive officers and administered our stock option plans such as our 2010 Stock Incentive Plan. The Compensation Committee also reviews and recommends directors' compensation to the full Board of Directors. The Compensation Committee has the sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties. Additional information concerning the Compensation Committee's processes and procedures for the consideration and determination of executive compensation is set forth under the heading "Compensation Discussion and Analysis."

Nominating and Corporate Governance Committee

        The current members of the Nominating and Corporate Governance Committee are Richard U. De Schutter (Chair), Julian C. Baker and Paul A. Brooke. The Nominating and Corporate Governance Committee held four meetings during 2011. The Nominating and Corporate Governance Committee's primary functions are to identify qualified individuals to become members of the Board of Directors, determine the composition of the Board and its committees, and monitor a process to assess Board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the Board of Directors, review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders, review the composition, functioning and effectiveness of the Board and its committees, develop and recommend to the Board of Directors codes of conduct applicable to officers, directors and employees and charters for the various committees of the Board, and review and make recommendations to the Board of Directors regarding the succession plan relating to the Chief Executive Officer and other executive officers.

Finance Committee

        The current members of the Finance Committee are Paul A. Brooke (Chair), Julian C. Baker, Richard U. De Schutter, and Paul A. Friedman. The Finance Committee did not meet in 2011. The Finance Committee's primary function is to assist the Board of Directors in its oversight of the Company's strategic financing matters and, in that regard, to review and recommend matters related to the capital structure of the Company and, upon delegation by the Board of Directors, to exercise the powers of the Board of Directors that may be lawfully delegated to the Finance Committee in connection with the authorization, issuance and sale of debt or equity securities of the Company.

Non-Management Stock Option Committee

        Dr. Friedman currently serves as the Non-Management Stock Option Committee. The Non-Management Stock Option Committee is a secondary committee responsible for granting and issuing awards of options and shares under our equity incentive plans to eligible employees or consultants, other than to members of the Board of Directors, to individuals designated by the Board of Directors as "Section 16 officers," and to employees who hold the title of Senior Vice President or above. In addition, the Non-Management Stock Option Committee may not make any awards or grants to any one employee or consultant that total more than 50,000 shares of Common Stock in any calendar year.

Corporate Governance

Corporate Governance Guidelines

        The Board of Directors is committed to sound and effective corporate governance practices. Accordingly, the Board has adopted Corporate Governance Guidelines, which are intended to describe the governance principles and procedures by which the Board functions. The guidelines are subject to periodic review and update by the Nominating and Corporate Governance Committee and the Board. These Guidelines can be found on our website at http://www.incyte.com under the "Corporate Governance" heading in the Investor Relations portion of our website.

        The Corporate Governance Guidelines provide, among other things, that:

  •
  a majority of the directors must be independent;

  •
  directors should offer to resign from the Board if they experience a change in their principal occupation;

  •
  directors should submit their resignations from the Board if they do not receive the votes of a majority of the shares voted in an uncontested election;

  •
  directors should advise the chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on more than four other public company boards (or, if a director is a chief executive officer of a public company, more than two other public company boards);

  •
  the Audit, Compensation, and Nominating and Corporate Governance Committees must consist solely of independent directors;

  •
  the Board and its committees may seek advice from outside advisors as appropriate;

  •
  the independent directors regularly meet in executive sessions without the presence of the non-independent directors or members of our management; and

  •
  the Nominating and Corporate Governance Committee periodically reviews the composition, functioning and effectiveness of the Board and its committees, and oversees the self-assessment of the Board and its committees.

Board Leadership Structure and Role in Risk Oversight

        The Company has an independent Chairman of the Board of Directors separate from the Chief Executive Officer. Dr. Friedman is the Chief Executive Officer of the Company and Mr. De Schutter is the Chairman of the Board. The Board believes that this leadership structure reflects the role and responsibilities of the Chief Executive Officer in the Company's business and operations with significant involvement and authority vested in a separate independent chairman of the Board. The Board retains the authority to modify this structure as it deems appropriate.

        Our Board of Directors is responsible for overseeing the overall risk management process at the Company. The responsibility for managing risk rests with executive management while the committees of the Board and the Board of Directors as a whole participate in the oversight process. The Board's risk oversight process builds upon management's risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The Board considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management.

Majority Voting Policy

        Our Corporate Governance Guidelines include a majority voting policy for the election of directors. This policy states that if a nominee for director in an uncontested election does not receive a majority of the votes cast, the director must submit a resignation to the Board. In order to receive a majority of the votes cast, the number of shares voted "for" must exceed the number of votes to withhold authority and votes against, excluding abstentions. The Nominating and Corporate Governance Committee will evaluate and make a recommendation to the Board with respect to the proffered resignation. The Board must take action on the recommendation within 90 days following certification of the stockholder vote. The director whose resignation is under consideration cannot participate in any decision regarding his or her resignation. The Nominating and Corporate Governance Committee and the Board of Directors may consider any factors they deem relevant in deciding whether to accept a director's resignation.

Communications with the Board of Directors

        If you wish to communicate with the Board of Directors, you may send your communication in writing to:

      Secretary
      Incyte Corporation
      Experimental Station
      Route 141 & Henry Clay Road
      Building E336
      Wilmington, DE 19880

        You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.

        The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board based on the subject matter.

Certain Relationships and Related Transactions

        The Company's policy is that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in the Company's Code of Business Conduct and Ethics and Board of Directors Code of Conduct and Ethics. The Company conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions must be approved by the Company's Audit Committee or another independent body of the Board of Directors.

Compensation of Directors

        Directors who are employees of the Company do not receive any fees for their service on the Board of Directors or any committee. During 2011, Dr. Friedman was the Company's only employee director. For a description of the compensation arrangements with Dr. Friedman, see "Executive Compensation."

Cash Compensation

        Each non-employee director, other than the Chairman of the Board, receives a $25,000 annual retainer, payable quarterly, and prorated for such portion of the year that the director serves on the Board. Mr. De Schutter receives an annual retainer of $50,000 as Chairman of the Board. The chair of the Audit Committee receives an additional $15,000 annual retainer, and each other member of the Audit Committee receives an additional $7,500 annual retainer. The chair of the Compensation Committee receives an additional $12,000 annual retainer, and each other member of the Compensation Committee receives an additional $6,000 annual retainer. The chair of any other committee receives an additional $4,000 annual retainer, and each other member of such other committee receives an additional $2,000 annual retainer. All directors are reimbursed for their travel and out-of-pocket expenses in accordance with our travel policy for each in-person Board or committee meeting that they attend.

        Effective as of the date of the May 2012 Annual Meeting, the annual retainer amounts will be changed to the following, payable in the same manner as described above: each non-employee director, other than the Chairman of the Board, $50,000; the Chairman of the Board, $100,000; the chair of the Audit Committee, $20,000; each other member of the Audit Committee, $10,000; the chair of the Compensation Committee, $15,000; each other member of the Compensation Committee, $8,000; the chair of the Nominating and Corporate Governance Committee, $10,000; each other member of the Nominating and Corporate Governance Committee, $5,000; the chair of the Finance Committee, $15,000; and each other member of the Finance Committee, $8,000.

Equity Compensation

        In addition to cash compensation for services as a member of the Board in 2011, non-employee directors also receive options to purchase shares of our Common Stock pursuant to the 2010 Stock Incentive Plan. Under the 2010 Stock Incentive Plan, each new non-employee director appointed to the Board of Directors receives an initial stock option to purchase 35,000 shares of our Common Stock at an exercise price equal the fair market value of our Common Stock on the date of grant. The option vests and becomes exercisable as to 25% of those shares on the first anniversary of the date of the grant, and the remaining shares vest and become exercisable monthly over the following three years. Pursuant to the 2010 Stock Incentive Plan, on the date of each annual meeting of stockholders, each non-employee director who continued to serve as a member of the Board of Directors receives an option to purchase 20,000 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of grant. Each of these options vest in full on the first anniversary of the date of the grant or, if earlier, the date of the next annual meeting of stockholders or upon a change in control. Under the 2010 Stock Incentive Plan, when a new non-employee director is appointed to the Board of Directors at a time other than at an annual meeting, the director receives a pro rata portion of the automatic annual grant that will vest in full on the date of our next annual meeting of stockholders. On May 20, 2011, the date of our 2011 Annual Meeting of Stockholders, each then continuing non-employee director received their annual grant of an option to purchase 20,000 shares of our Common Stock at an exercise price equal to the fair market value of our Common Stock on the date of grant.

        The table below shows the compensation paid to each non-employee director for their service in 2011:

2011 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Richard U. De Schutter	62,000	103,990	165,990
Barry M. Ariko	46,000	103,990	149,990
Julian C. Baker	35,000	103,990	138,990
Paul A. Brooke	43,000	103,990	146,990
Wendy L. Dixon	32,500	103,990	136,490
John F. Niblack	25,000	103,990	128,990
Roy A. Whitfield	32,500	103,990	136,490

(1)
Amounts listed in this column represent the aggregate grant date fair value of option awards granted in 2011 determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes.

(2)
The following table provides the number of shares of Common Stock subject to outstanding options held at December 31, 2011 for each director, as applicable:

Name	Number of Shares Underlying Unexercised Options
Richard U. De Schutter	175,000
Barry M. Ariko	175,000
Julian C. Baker	175,000
Paul A. Brooke	180,000
Wendy L. Dixon	73,334
John F. Niblack	135,000
Roy A. Whitfield	160,000

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

        The Compensation Committee of our Board of Directors believes that compensation of our executive officers should:

  •
  Encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  Integrate compensation with our annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

  •
  Provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, qualified personnel; and

  •
  Provide fair compensation consistent with internal compensation programs.

Implementing Our Objectives

        Role of Compensation Committee and Our Chief Executive Officer.    The Compensation Committee approves, administers and interprets our executive compensation and benefits policies, including our 2010 Stock Incentive Plan. During the first eight months of 2011, a subcommittee of the Compensation Committee, the Management Stock Option Committee, determined stock-based compensation awards for our executive officers and administered our stock option plans such as our 2010 Stock Incentive Plan. The Compensation Committee evaluates the performance of our President and Chief Executive Officer (CEO) and determines his compensation in light of the goals and objectives of our compensation program. Our CEO and the Compensation Committee together assess the performance of our other executive officers and determine their compensation, based on initial recommendations from our CEO.

        Peer Group Benchmarking.    While the Compensation Committee did not use market benchmarks to determine executive compensation for 2011, the Committee reviewed market reference data to evaluate the competitiveness of our executive officers' compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate.

        The Compensation Committee reviewed executive cash compensation against the Mercer U.S. SIRS Executive Compensation Survey for Life Sciences, which was used because the Committee believes the SIRS data better reflects the companies with which we compete for talent than other surveys such as Radford. We use the SIRS data as reference data when establishing cash compensation for all of our employees. The SIRS data is available to companies that subscribe to the survey and was derived from the following companies:

AccessClosure	Exactech	Pharmaceutical Product Development
Acorda Therapeutics	Exelixis	PharmaNet Development
Actavis	Ferring Pharmceuticals	PhRMA
Alcon Laboratories	Forest Laboratories	Purdue Pharma
Allergan	Genentech	Quintiles
Amgen	General Electric	Ranbaxy
Aptalis Pharma	Genzyme	Regeneron Pharmaceuticals
AstraZeneca	Gilead Sciences	Roche Diagnostics
Baxa	GlaxoSmithKline Pharmaceuticals	Roche Molecular Systems
Baxter International	Harris Moran Seed	Sandoz
Beckman Coulter	Human Genome Sciences	Sanofi Merial
Biogen Idec	Incyte	Sanofi US
Biomet	inVentiv Health	Shire
Boehringer Ingelheim USA	Johnson & Johnson	Smith & Nephew
Boston Scientific	Kendle International	Smiths Medical
Bracco Diagnostics	Kinetic Concepts	Southern Research Institute
Bristol Myers Squibb	Leo Pharma	St. Jude Medical
C.R. Bard	Life Technologies	Stryker
Celgene	Lundbeck Research	Sunovion Pharmaceuticals
Coloplast	Mannkind	SurModics
ConvaTec	McKesson	Takeda Pharmaceuticals
Covance	Medicis Pharmaceutical	Teleflex
Covidien	MedImmune	Teva Pharmaceutical
Cyberonics	Merck	The Scripps Research Institute
Daiichi Sankyo	Millennium	Upsher-Smith Laboratories
Dendreon	Novartis Pharmaceuticals	Valent USA
DFB Pharmaceuticals	Novo Nordisk	Vascular Solutions
Dr. Reddy's Laboratories	NxStage Medical	Vertex Pharmaceuticals
Edwards Lifesciences	Nycomed USA	Virbac
Eisai	Nypro—NP Medical	Watson Pharmaceuticals
Elan	Omron Healthcare	Zimmer
EMD Serono	Par Pharmaceutical
Endo Pharmaceuticals	PAREXEL International

        The Compensation Committee noted that our executive officers' base salaries and targeted total cash compensation were below the median for the SIRS executives.

        The Compensation Committee also reviewed a peer group of 16 biotechnology and pharmaceutical companies, chosen based on the following characteristics: major labor and capital market competitors, broadly similar size in pre-tax loss and market capitalization value, and similar growth and performance potential. This group was the same as the peer group used for 2010. To reduce expenses, the Compensation Committee did not use an independent executive compensation consultant in 2011 but, instead, requested our finance and human resources personnel to compile the data reviewed by the Committee; the data was similar to that generated in a prior year by the Committee's former independent compensation consultant. These companies are:

Alexion Pharmaceuticals	Dendreon	Regeneron Pharmaceuticals
Allos Therapeutics	Exelixis	Rigel Pharmaceuticals
Alnylam Pharmaceuticals	Human Genome Sciences	Seattle Genetics
ARIAD Pharmaceuticals	Intermune	Theravance
Array Biopharma	Onyx Pharmaceuticals	Vertex Pharmaceuticals
Cubist Pharmaceuticals

        The Compensation Committee reviewed against the peer group data CEO total realized compensation and executive option grant metrics—share usage, potential dilution and shareholder value transfer. The Committee noted that our 2010 CEO total realized compensation, which includes actual salary and bonus plus the compensation expense of option and other stock awards under ASC 718, was significantly below the average and median for our peer group. The Committee also noted that our total potential dilution, measured as total equity awards outstanding for our company plus those available for future grant, divided by fully diluted shares outstanding, was above the peer group median and average but less than the 75th percentile; that our three year shareholder value transfer rate, net of cancellations and forfeitures, was higher than the peer group average and median but less than the 75th percentile; and that our annual share usage, based on equity grants as a percentage of total outstanding shares, net of cancellations and forfeitures, was higher than the peer group 75th percentile, although on a gross share usage basis our percentage was less than the 75th percentile but higher than the peer group median and average.

        Equity Grant Practices.    The exercise price of each stock option awarded to our executive officers under our 2010 Stock Incentive Plan is the closing price of our common stock on the date of grant, which for our annual stock option grants is the date of the regularly scheduled Compensation Committee meeting shortly after the end of each year at which equity awards for senior executives are determined. These meetings are scheduled in advance, and we do not coordinate the timing of equity award grants with the release of financial results or other material announcements by our company. Under our 2010 Stock Incentive Plan, we may not reprice or replace options at lower exercise prices without stockholder approval.

        Tax Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our CEO and each of the next three most highly compensated executive officers (excluding the chief financial officer). To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all executive compensation to be deductible.

        Stock Ownership Guidelines.    We have not currently adopted stock ownership guidelines.

Key Elements of Executive Compensation

        Our executive officers' compensation currently includes three primary components: base salary, cash bonus, and equity-based incentive awards. In addition, we provide our executive officers a variety of benefits that are available generally to all salaried employees.

        Base Salary.    Base salaries are designed to attract and retain qualified personnel by providing a consistent cash flow throughout the year as compensation for acceptable levels of performance of day-to-day responsibilities. Base salaries for our executive officers are established based on the scope of their responsibilities, their performance, and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for those executive officers at the time of hire. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in competitive market pay levels.

        In January 2011, the Compensation Committee set the 2011 base salaries for our executive officers. Base salary increased by 3.1% for our CEO and from 3.1% to 6.1% for each of the four other executive officers named in the table below entitled "Summary Compensation Table"; 3.1% was the average base salary increase for all of our employees. The Compensation Committee considered our company's performance in 2010, including the clinical trial progress of our drug candidates, job performance, internal pay alignment and equity, and marketplace competitiveness in determining the base salaries for 2011. In January 2012, the Compensation Committee set the 2012 base salaries for our executive officers. Base salary increased by 4.8% for 2012 for our CEO and from 0% to 4.5% for our other executive officers; 3.5%

was the average base salary increase for all of our employees. The Compensation Committee considered our company's performance in 2011, including the FDA approval and commercial launch of Jakafi™ (ruxolitinib), clinical trial progress of our other drug candidates, job performance, internal pay alignment and equity, and marketplace competitiveness in determining the base salaries for 2011.

        Incentive Compensation Plan.    Each year, we have established an incentive compensation plan that provides for cash incentive awards for all of our eligible employees. The plans have been designed to align incentive awards for each participant based upon an evaluation of our achievement of corporate objectives, which are approved by our Board of Directors based on the recommendations of the Compensation Committee, as well as, in the case of individuals other than our CEO, the achievement of individual business objectives for a particular year. Eligibility to participate in the plans and actual award amounts are not guaranteed and are determined, in the case of our executive officers, at the discretion of the Compensation Committee. After the completion of each year, the Compensation Committee reviews with our CEO the level of achievement of the corporate objectives under the plan and determines the size of the overall bonus pool to be used for awards. The Compensation Committee, with input from our CEO with respect to our other executive officers, may use discretion in determining for each executive officer his or her bonus amount.

        Incentive awards for our executive officers were approved by the Compensation Committee and paid in 2012 pursuant to our 2011 incentive compensation plan. Each of our executive officers other than our CEO had a funding target under the plan of 50% of his or her annual base salary for 2011, with the potential for actual awards under the plan to either exceed or be less than the funding target depending upon corporate performance, as well as the executive officer's achievement of certain individual goals that are predetermined by our CEO. Our CEO had a funding target under the plan of 75% of his annual base salary for 2011, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Target incentive award amounts for each participant were based on the participant's potential impact on our operating and financial results and on market competitive pay practices. Individual performance goals were established for eligible employees other than our CEO, and evaluations were based upon whether the employee met, exceeded or did not meet each established goal. Under our incentive compensation plan, the percentage of potential incentive awards attributable to the achievement of individual goals decreases as seniority increases, with a greater proportion of the potential incentive awards for executive officers being based upon achievement of corporate performance objectives. The Committee believes that it is appropriate to align a higher percentage of our executive officers' total cash compensation with the achievement of our Board-approved corporate objectives because those objectives are determined with a view toward progressing our company's business and maximizing stockholder value.

        While executive officers other than our CEO have individual performance objectives that are evaluated by our CEO, the outcome of those objectives did not affect awards under our 2011 incentive compensation plan to those officers, and, except as noted below, the award amounts were based solely on achievement of the corporate performance objectives.

        Corporate performance objectives for 2011 were based on achievement of drug discovery objectives, representing 25% of the overall objectives, drug development objectives, representing 55% of the overall objectives, objectives relating to the commercial launch of ruxolitinib, representing 15% of the overall objectives, and finance objectives, representing 5% of the overall objectives. Bonus opportunities for certain objectives enabled the payout of up to an additional 15 percentage points. Threshold, target and outperform achievement levels were defined for each corporate objective, resulting in potential payouts ranging from 0% to 150% for each objective depending on achievement of such performance levels. At the time the corporate performance objectives for 2011 were set, the Committee and management believed that achievement of the target levels of performance would be difficult and challenging, but achievable with significant effort and skill, favorable preclinical study and clinical trial results, and favorable FDA meeting outcomes.

        In January 2012, the Compensation Committee evaluated the achievement of the 2011 corporate performance objectives and determined that incentive awards under our 2011 incentive compensation plan should be based upon achievement of 135% of the target level of corporate performance objectives. The various objective categories, target payouts and actual payouts, are listed in the table below.

Objectives	Target %	Payout %
Discovery	25	32.5
Development	55
Ruxolitinib MF	30	50
Ruxolitinib PV	5	0
Sheddase	5	0
Other Programs	15	22.5
Ruxolitinib launch	15	22.5
Finance	5	7.5
Business Development
Bonus opportunity		0

Total payout %		135

The discovery objectives related primarily to IND filings for specified compounds for future potential drug candidate programs and the identification of new compounds with specified characteristics and activity, and were achieved at the outperform level for one program, weighted at a target level of 10%, and for new discovery program objectives, weighted at a target level of 5%, and at the target level for another program, weighted at a target level of 10%. Of our drug development objectives, we achieved our objectives for our ruxolitinib program for myelofibrosis at the outperform level plus a bonus opportunity as a result of the approval by the FDA of the new drug application for Jakafi (ruxolitinib) by November 30, 2011 and the nature of the approval, which was a standard and not accelerated approval and did not require a boxed warning. The objectives for our ruxolitinib program for polycythemia vera, which related to enrollment of the Phase III clinical trial, were not achieved. We did not meet our objectives for our sheddase inhibitor program; we discontinued development of our lead sheddase inhibitor in September 2011. We met our objectives for other earlier stage clinical programs, which related to the achievement of certain clinical trial results, at the outperform level. We met our various ruxolitinib launch objectives, which related to the launch of our first product, at the outperform level because we achieved gross deferred ruxolitinib sales of at least $750,000 in 2011, and we met our finance objectives at the outperform level, because our net cash burn for 2011 was below $175 million and we successfully negotiated specified levels of distribution fees with our specialty pharmacies. Based on these corporate performance results, each of our executive officers received incentive awards for 2011 equal to 135% of his or her funding target.

        The Compensation Committee noted that the incentive compensation plan multiplier of 135%, while reflecting the accomplishments of the organization in 2011, was not the highest multiplier that has been achieved under our company's annual incentive compensation plans. The Committee noted the outstanding performance of our company in 2011, including the transformation of our company from a company with drug discovery and development operations to one with commercial operations as well and the extremely hard work put in by many employees toward the FDA approval and commercial launch of Jakafi. The Committee, after discussion with our CEO, added to the payout pool under our incentive compensation plan an additional five percent of our company's final award pool for 2011, to be used to increase payouts under the plan for employees other than our CEO, with the amounts of any increased payments to be determined by the CEO in his discretion. Some of our executive officers received increased payments under this discretionary element of the plan; amounts paid in this manner to executive officers named in the Summary Compensation Table below are noted in footnote 2 to that table.

        In March 2012, our Board of Directors, based on the recommendations of the Compensation Committee, approved corporate objectives for our 2012 incentive compensation plan. Under this plan, the funding targets for our executive officers remain the same as for 2011. Corporate performance objectives for 2012 are based on achievement of drug discovery objectives, representing 20% of the overall objectives, drug development objectives, representing 30% of the overall objectives, commercial objectives, representing 40% of the overall objectives and finance objectives, representing 10% of the overall objectives. Bonus opportunities enable the payout of up to an additional 37.5 percentage points. Threshold, target and outperform achievement levels are defined for each corporate objective and, depending on the achievement of those performance levels, a payout ranging from 0% to 150% may be made for each objective. The Committee and management believe that achievement of the target levels of performance for most of the objectives, including all of the drug discovery and development objectives, will be difficult and challenging, but achievable with significant effort and skill, favorable preclinical study and clinical trial results, and successful outcomes relating to the commercial sales of Jakafi.

        Equity-Based Incentive Awards.    The Compensation Committee administers equity-based incentive awards, such as stock option grants, that are made to our executive officers under our 2010 Stock Incentive Plan. During the first eight months of 2011, the Management Stock Option Committee, a subcommittee of the Compensation Committee, administered awards under that plan. The Compensation Committee believes that by providing those persons who have substantial responsibility for our management and growth with an opportunity to increase their ownership of our stock, the best interests of our stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive equity-based incentive awards when the Compensation Committee performs its annual review, although these awards may be granted at other times in recognition of exceptional achievements. As is the case when the amounts of base salary and initial equity awards are determined, the Compensation Committee conducts a review of all components of an executive officer's compensation when determining annual equity awards to ensure that the executive's total compensation conforms to our overall philosophy and objectives.

        In December 2011, the Compensation Committee approved the entry by our company into an agreement with our CEO, under which Dr. Friedman agreed to remain employed as our President and CEO through December 31, 2013 and we agreed to grant 100,000 restricted stock units (RSUs) to Dr. Friedman. Each RSU represents the right to acquire one share of the Company's common stock. Vesting of the RSUs will be subject to Dr. Friedman's continued employment on the applicable vesting dates, with one-half of the RSUs vesting on the first anniversary of the date of the agreement and the remaining RSUs vesting on the second anniversary of the date of the agreement, subject to earlier acceleration of vesting upon the occurrence of certain events in accordance with the terms of Dr. Friedman's existing employment agreement with our company.

        In January 2012, the Compensation Committee approved grants of stock options to our executive officers in connection with the Committee's evaluation of our 2011 performance. The Compensation Committee approved the grant of options in the same amounts as were granted in January 2011 for 2010 performance to those executive officers who were then executive officers, with the exception of our CEO, who received a smaller grant in 2012 than in 2011 because he had been awarded the RSUs in December. These amounts were based on previously determined stock grant guidelines for all employees, and took into consideration the market reference data described above. The Compensation Committee also approved the total number of options to be awarded to all employees of the Company in connection with this annual review of stock option grants and reviewed the relative levels of grants to executive officers in relation to grants to non-executive officer employees.

        Under our 2010 Stock Incentive Plan, we may grant restricted shares, performance shares, restricted stock units or stock appreciation rights. In 2011, the Compensation Committee and the Management Stock Option Committee did not grant restricted shares, performance shares, restricted stock units or stock appreciation rights to any of our executive officers other than Dr. Friedman. The Compensation Committee, in its discretion, may in the future elect to make such grants to our executive officers if it deems it advisable, but the 2010 Stock Incentive Plan contains a limit of 200,000 shares on the total amount of shares that may be issued other than upon the exercise of stock options or stock appreciation rights or pursuant to sales of restricted shares at purchase prices at least equal to the fair market value of the shares sold.

        Termination Based Compensation Under Employment Agreements and Offer Letters.    Our executive officers are parties to employment agreements and offer letters, as described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

        These employment agreements and offer letters provide for severance payments and acceleration of vesting of equity-based awards upon termination of employment under the circumstances described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements." In general, the employment agreements provide for severance benefits if an officer's employment is terminated within 24 months following a change in control. These agreements are designed both to attract executives, as we compete for talented employees in a marketplace where such protections are routinely offered, and to retain executives and provide continuity of management in the event of an actual or threatened change in control.

        In April 2012, the Compensation Committee worked with an independent executive compensation consultant, Frederic W. Cook & Co., Inc., to review, among other things, our severance practices for our executive officers. That review included a review of practices of a peer group of biotechnology and pharmaceutical companies similar in composition to the peer group that was reviewed in connection with 2012 executive compensation actions. Following that review, our Board of Directors, based on the recommendations of the Compensation Committee, approved amendments to the employment agreements with our executive officers other than our CEO, including all of those officers named in the table below entitled "Summary Compensation Table," that increase the amount payable upon an "involuntary termination" of the executive's employment within 24 months following a change in control from an amount equal to the sum of the executive's current annual base salary and the greater of (1) the executive's current target bonus or (2) the executive's bonus amount for the preceding fiscal year to an amount equal to two times the sum of the executive's current annual base salary and the greater of (1) the executive's current target bonus or (2) the executive's bonus amount for the preceding fiscal year.

        Other Compensation.    All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs. These benefits are designed to provide our executive officers and eligible employees a competitive total compensation package that enables us to attract and retain qualified personnel.

Compensation Committee Report

This report shall not deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission or be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference into a document filed under such Acts.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with our management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

Compensation Committee
Paul A. Brooke Barry M. Ariko Julian C. Baker Richard U. De Schutter

Named Executive Officers

        The Summary Compensation Table, Grants of Plan-Based Awards Table and the tables that follow provide compensation information for our named executive officers, including Paul A. Friedman as President and Chief Executive Officer, David C. Hastings as Executive Vice President and Chief Financial Officer, and the three most highly compensated of our executive officers who were serving as executive officers at the end of 2011, which were Patricia S. Andrews, Richard S. Levy and Paula J. Swain.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Paul A. Friedman	2011	637,086	1,442,000	2,162,851	650,000	11,943	4,903,880

President and Chief	2010	616,674	—	966,878	575,513	11,634	2,170,699

Executive Officer	2009	590,554	—	291,379	611,223	11,230	1,504,386

David C. Hastings	2011	336,224	—	720,952	247,938	3,788	1,308,902

Executive Vice President and	2010	323,638	—	483,440	201,101	3,493	1,011,672

Chief Financial Officer	2009	313,113	—	145,690	216,048	3,473	678,324

Patricia S. Andrews	2011	364,694	—	720,952	247,026	3,866	1,336,538

Executive Vice President and	2010	353,234	—	637,574	219,632	3,834	1,214,274

Chief Commercial Officer	2009	340,000	—	145,690	234,600	3,798	724,088

Richard S. Levy (4)	2011	352,249	—	720,952	289,356	3,833	1,366,390

Executive Vice President and	2010	332,731	—	483,440	206,795	3,780	1,026,746

Chief Drug Development and
Medical Officer

Paula J. Swain	2011	330,462	—	720,952	253,838	3,772	1,309,024

Executive Vice President,	2010	320,386	—	483,440	199,016	3,745	1,006,587

Human Resources	2009	310,764	—	145,690	214,427	3,718	674,599

(1)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts reported above in the "Stock Awards" and "Option Awards" columns represent the aggregate grant date fair value of stock awards and option awards granted in the respective fiscal years, as determined in accordance with ASC 718.

(2)
Amounts listed in this column represent bonuses paid under the annual incentive compensation plan for each of the respective years. These amounts are not reported in a separately identified Bonus column because the awards are tied to corporate performance objectives, except that, for 2011, the amounts shown for Mr. Hastings, Dr. Levy and Ms. Swain include $20,000, $50,000 and $30,000, respectively, that were determined at the discretion of our Chief Executive Officer and that were in addition to amounts based solely on the achievement of the corporate performance objectives.

(3)
Amounts listed in this column for each year represent payments made for group term life insurance and $3,000 in matching contributions under our 401(k) plan.

(4)
Richard S. Levy was appointed as Executive Vice President and Chief Drug Development and Medical Officer in January 2009.

2011 Grants of Plan-Based Awards

					All Other Stock Awards: Number of Shares of Stocks or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)(2)						Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)

Paul A. Friedman	1/25/2011	359,608	479,478	839,086	—		300,000	14.72	2,162,851

	12/20/2011	—	—	—	100,000	(4)	—	—	1,442,000

David C. Hastings	1/25/2011	126,632	168,843	295,476	—		100,000	14.72	720,952

Patricia S. Andrews	1/25/2011	137,236	182,982	320,218	—		100,000	14.72	720,952

Richard S. Levy	1/25/2011	132,976	177,301	310,276	—		100,000	14.72	720,952

Paula J. Swain	1/25/2011	124,355	165,806	290,161	—		100,000	14.72	720,952

(1)
The target incentive amounts shown in this column reflect our annual incentive plan awards originally provided under the 2011 incentive compensation plan and represent the pre-established target awards as a percentage of base salary for the 2011 fiscal year, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Actual award amounts are not guaranteed and are determined at the discretion of the Compensation Committee, which may consider an individual's performance during the period. For additional information, please refer to the Compensation Discussion and Analysis section. Actual 2011 incentive compensation plan payouts are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
The threshold illustrates the smallest payout that can be made if all of the pre-established performance objectives are achieved at the minimum achievement level. Actual awards may be more or less than these amounts and are at the discretion of the Compensation Committee. The target is the payout that can be made if the pre-established performance objectives have been achieved at the target achievement level. The maximum is the greatest payout that can be made if the pre-established maximum performance objectives are achieved or exceeded at the outperform achievement levels.

(3)
Options listed in this column become exercisable as to one-third of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following two years, and have a term of seven years, subject to earlier termination in certain events relating to termination of employment.

(4)
Represents restricted stock units (RSUs), each of which represents the right to acquire one share of our Common Stock. One-half of the RSUs vest on the first anniversary date of grant and the remaining RSUs vest on the second anniversary date of grant. If Dr. Friedman's employment is terminated by reason of his death or disability, is terminated other than for "cause," or is terminated for "good reason" or "good reason" following a "change of control" (as such terms are defined in the Dr. Friedman's employment agreement with the Company described below under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements"), the RSUs will become 100% vested.

Salary

        The annual salaries of the named executive officers are reflected under the Salary column of the Summary Compensation Table. The Compensation Committee reviews salaries on an annual basis, and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in comparable company pay levels. In January 2011, the Compensation Committee set the 2011 base salaries for our executive officers. Salary compensation is discussed in greater detail under the heading "Compensation Discussion and Analysis."

Incentive Compensation

        All named executive officers received a bonus for the 2011 fiscal year under our discretionary 2011 incentive compensation plan. This bonus is reflected under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table because, except as noted in footnote (2) to that table, the bonus is tied to the corporate performance of the Company. The plan established cash incentive awards for all of our eligible employees for 2011, and was designed to align incentive awards for each participant's individual performance with our corporate goals. Incentive awards for our executive officers were approved by the Compensation Committee in January 2012 and paid in March 2012 pursuant to this plan. Our executive officers each had a funding target under the plan, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance, as well as each executive officer's individual performance. The range of the 2011 awards at the time of establishment of the plan is set forth under the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column to the Grants of Plan-Based Awards Table. Actual incentive award amounts paid to named executive officers for 2011 pursuant to this plan were based on the achievement of corporate goals that were predetermined by the Compensation Committee, as described in greater detail under the heading "Compensation Discussion and Analysis," and is disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Restricted Stock Unit Award

        In December 2011, Dr. Friedman received an award of restricted stock units pursuant to a letter agreement with the Company under which Dr. Friedman agreed to remain employed as our President and Chief Executive Officer through December 31, 2013. The number, grant date fair value under ASC 718 and vesting information of this award are set forth in the Grants of Plan-Based Awards Table.

Stock Option Awards

        In 2011, all named executive officers received grants of options to purchase Common Stock. The numbers and grant date fair values of these awards under ASC 718 are set forth in the Grants of Plan-Based Awards Table. The exercise price for options awarded in 2011 was the fair market value of our Common Stock on the grant date. These awards will generally vest and become exercisable as to one-third of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following two years.

        The amounts, if any, actually realized by the named executive officers for the 2011 awards will vary depending on the vesting of the award and the price of our Common Stock in relation to the exercise price at the time of exercise. Detail regarding the number of exercisable and unexercisable options held by each named executive officer at year-end is set forth in the Outstanding Equity Awards at Fiscal Year-End Table.

Compensation Risk Assessment

        The Compensation Committee, in consultation with the Company's executive management, reviewed the Company's compensation policies and practices for its employees and concluded that risks arising from those policies and practices are not reasonably likely to have a material adverse effect on the Company.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Paul A. Friedman

        In November 2001, and in connection with his appointment as Chief Executive Officer, we entered into an employment agreement with Paul A. Friedman which provides for certain payments and benefits in the event of termination of Dr. Friedman's employment with the Company. In December 2008, we amended Dr. Friedman's employment agreement to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and to provide that any severance payments payable under the employment agreement will be paid in a lump sum payment.

        Termination Without Good Reason Prior to a Change in Control.    If Dr. Friedman terminates his employment with the Company without "good reason" (which generally includes the assignment of duties substantially and materially inconsistent with Dr. Friedman's position or other diminishment in position, requiring him to be based at any location outside of the East Coast, a reduction in salary, bonus or adverse change in benefits, or a breach by the Company of the terms of his employment arrangement) prior to a "change in control" (discussed below under the heading "Termination in Connection with a Change in Control Without Cause or for Good Reason"), we will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay.

        Termination Without Good Reason in Connection with a Change in Control.    If Dr. Friedman terminates his employment with the Company without "good reason" following a "change in control," we will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the termination date in the current fiscal year.

        Termination Without Cause or for Good Reason Not in Connection with a Change in Control.    If, at any time other than the two year period following a "change in control," Dr. Friedman's employment is terminated by the Company without cause or by him for good reason, the agreement provides that we will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the termination date in the current fiscal year. In addition, we will pay him an amount equal to the sum of his annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The cash payment will be paid in a lump sum payment within 30 days following his termination. This agreement also provides that Dr. Friedman's stock options will vest as to the amount that would have vested had he continued to work for the Company for an additional twelve months. In addition, the agreement provides for the payment of COBRA premiums by the Company for Dr. Friedman and his family for up to 12 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

        Termination in Connection with a Change in Control Without Cause or for Good Reason.    In the event that Dr. Friedman's employment is terminated within 24 months following a "change in control" (a change in control generally includes a significant change in the composition of the Board of Directors, the acquisition by any person or entity of greater than 50% of the combined voting power of the Company's outstanding securities, the approval of a liquidation or dissolution of the Company, or the sale or disposition of all or substantially all of the Company's assets or similar transaction) either by the Company without cause or by Dr. Friedman for good reason (which in the case of a change in control includes requiring Dr. Friedman to be based at any location more than 35 miles from the office or location where he was based prior to the change in control), we will pay Dr. Friedman, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the termination date in the current fiscal year. In addition, we will pay him an amount equal to three times the sum of his current annual base salary and the greater of his current target bonus or his bonus amount for the preceding fiscal year. The cash payment will be paid in a lump sum payment within 30 days following his termination. The agreement also provides that in the event of such a termination, all of Dr. Friedman's unvested restricted stock units and unvested stock options will vest in full, and all stock options will be exercisable for 12 months following his termination. In addition, the agreement provides for the continuation of benefits for Dr. Friedman and his family for up to 36 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

        Other Covenants.    Under the agreement, Dr. Friedman is subject to non-solicitation/non-hiring and non-disparagement covenants that extend two years from termination of employment. Upon certain breaches of those covenants after termination of employment, Dr. Friedman must forfeit all of his unvested restricted stock units and the gain or income realized from units vesting within 24 months prior to the breach.

Agreements with other Named Executive Officers

        In November 2003, our Board of Directors approved a form of employment agreement for Executive Vice Presidents. The Company entered into employment agreements with David C. Hastings, Richard S. Levy and Paula J. Swain, effective November 21, 2003, and with Patricia S. Andrews effective October 20, 2008. The form of employment agreement for the Executive Vice Presidents was amended in December 2008 to comply with Section 409A of the Internal Revenue Code of 1986, as amended. In April 2012, the employment agreements with our Executive Vice Presidents were amended to increase the amount payable upon an "involuntary termination" of the executive's employment within 24 months following a change in control.

        The employment agreements with our Executive Vice Presidents provide that in the event of an "involuntary termination" of the executive's employment within 24 months following a change in control (which includes actual termination without cause and constructive termination by way of the assignment of duties substantially and materially inconsistent with the executive's position or other diminishment in position, requiring the executive to be based at any location outside more than 35 miles from the office or location where he or she was based prior to a change in control, a reduction in salary, bonus or adverse change in benefits, or a breach by the Company of the terms of the executive's employment arrangement), we will pay the executive an amount equal to two times the sum of the executive's current annual base salary and the greater of (1) the executive's current target bonus or (2) the executive's bonus amount for the preceding fiscal year. A "change in control" generally includes a significant change in the composition of the Board of Directors, the acquisition by any person or entity of greater than 50% of the combined voting power of the Company's outstanding securities, the approval of a liquidation or dissolution of the Company, or the sale or disposition of all or substantially all of the Company's assets or similar transaction. We will also pay the executive a pro rata portion of the executive's target bonus calculated according to the number of days the executive worked through the termination date in the current fiscal year. The cash payment would be paid in a lump sum payment following the executive's termination. The agreement also provides that in the event of such a termination, all of the executive's unvested stock options will vest in full, and all stock options will be exercisable for 12 months following the executive's termination. In addition, the agreement provides for the reimbursement of COBRA premiums by the Company for the executive and eligible dependents for up to 12 months, reimbursement (or payment) by the Company for the cost of continued life and disability insurance for the executive for 12 months at the same levels in effect on the termination date, as well as payment with respect to any other accrued amounts under other of the Company's benefits arrangements.

        David C. Hastings.    In September 2003, in connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Hastings received an offer letter that provides that if his employment is terminated other than for cause, we will pay him an amount equal to the sum of his current annual base salary and his current target bonus, as well as amounts with respect to any other accrued amounts under other of the Company's benefits arrangements. We will also pay the cost of COBRA premiums for one year, or until he becomes eligible for medical insurance with another employer.

        Patricia S. Andrews.    In September 2008, in connection with her appointment as Executive Vice President and Chief Commercial Officer, Ms. Andrews received an offer letter that provides that if her employment is terminated other than for cause, we will pay her an amount equal to the sum of her current annual base salary and her current target bonus, as well as amounts with respect to any other accrued amounts under other of the Company's benefits arrangements.

Potential Payments Upon Termination without a Change in Control

        The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer by the Company without cause, or by the executive for good reason, in each case prior to a change in control and assuming the employment of the named executive officer was terminated on December 31, 2011.

Termination	Cash Payment ($)	Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)		Total ($)

Paul A. Friedman
• Termination without cause or for good reason	1,694,295	20,838	1,206,233	96,104	(3)	3,017,470

David C. Hastings
• Termination without cause	506,530	20,838	—	32,470		559,838

Patricia S. Andrews
• Termination without cause	548,946	—	—	28,151		577,097

(1)
Represents the amount by which the closing price of our Common Stock on December 30, 2011, the last trading day of 2011, exceeded the exercise price for equity awards for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company's benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

(3)
Includes an estimated $50,000 for outplacement services.

Potential Payments Upon Termination in Connection with a Change in Control

        The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer in connection with a change in control, by the Company without cause or by the executive for good reason, in each case assuming the employment of the named executive officer was terminated on December 31, 2011.

Termination		Cash Payment ($)		Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)		Total ($)

Paul A. Friedman
•	Termination without good reason	494,478		—	—	46,104		540,582
•	Termination without cause or for good reason	4,123,928		67,599	2,015,988	96,104	(3)	6,303,619

David C. Hastings
•	Termination without cause or for good reason(4)	707,630	(5)	22,879	242,997	32,470		1,005,976

Patricia S. Andrews
•	Termination without cause or for good reason(4)	768,577	(5)	22,174	273,102	28,151		1,092,004

Richard S. Levy
•	Termination without cause or for good reason(4)	738,697	(5)	15,460	234,738	57,282		1,046,177

Paula J. Swain
•	Termination without cause or for good reason(4)	696,434	(5)	22,873	242,997	20,088		982,392

(1)
Represents the amount by which the closing price of our Common Stock on December 30, 2011, the last trading day of 2011, exceeded the exercise price for equity awards for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company's benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

(3)
Includes an estimated $50,000 for outplacement services.

(4)
Includes constructive termination following a change in control. See the section entitled "Agreements with other Named Executive Officers" above.

(5)
As discussed above under "Agreements with other Named Executive Officers," in April 2012, the employment agreements with Mr. Hastings, Ms. Andrews, Dr. Levy and Ms. Swain were amended to increase the payments triggered by a termination of employment following a change in control by the Company without cause or by the executive for good reason. If these amended provisions had been in effect on December 31, 2011, the cash payment amounts for Mr. Hastings, Ms. Andrews, Dr. Levy and Ms. Swain would have been $1,246,417, $1,354,172, $1,300,094 and $1,227,061, respectively.

2011 Outstanding Equity Awards At Fiscal Year-End

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Options (#) Un-Exercisable		Option Exercise Price ($)	Option Expiration Date

Paul A. Friedman	225,000	—		$5.97	11/7/2012
	200,000	—		$8.64	2/27/2014
	240,000	—		$8.99	1/18/2015
	185,753	—		$5.46	1/13/2016
	189,105	—		$7.09	2/12/2014
	200,000	—		$11.98	2/8/2015
	194,444	5,556	(2)	$3.11	1/27/2016
	108,611	61,389	(2)	$9.41	1/21/2017
	19,166	10,834	(2)	$13.34	1/21/2017
	—	300,000	(2)	$14.72	1/25/2018

David C. Hastings	60,000	—		$5.12	10/14/2013
	10,000	—		$8.19	2/13/2014
	110,000	—		$8.99	1/18/2015
	100,000	—		$5.46	1/13/2016
	100,000	—		$7.09	2/12/2014
	100,000	—		$11.98	2/8/2015
	97,222	2,778	(2)	$3.11	1/27/2016
	54,305	30,695	(2)	$9.41	1/21/2017
	9,583	5,417	(2)	$13.34	1/21/2017
	—	100,000	(2)	$14.72	1/25/2018

Paula J. Swain	5,000	—		$6.27	8/15/2012
	2,083	—		$5.97	11/7/2012
	55,000	—		$8.19	2/13/2014
	100,000	—		$8.99	1/18/2015
	100,000	—		$5.46	1/13/2016
	100,000	—		$7.09	2/12/2014
	100,000	—		$11.98	2/8/2015
	97,222	2,778	(2)	$3.11	1/27/2016
	54,305	30,695	(2)	$9.41	1/21/2017
	9,583	5,417	(2)	$13.34	1/21/2017
	—	100,000	(2)	$14.72	1/25/2018

Patricia S. Andrews	220,000	—		$5.68	10/21/2015
	97,222	2,778	(2)	$3.11	1/27/2016
	54,305	30,695	(2)	$9.41	1/21/2017
	9,583	5,417	(2)	$13.34	1/21/2017
	13,194	11,806	(2)	$12.46	5/20/2017
	—	100,000	(2)	$14.72	1/25/2018

Rich Levy	8,440	—		$8.19	2/13/2014
	60,000	—		$8.99	1/18/2015
	60,000	—		$5.46	1/13/2016
	60,000	—		$7.09	2/12/2014
	95,000	—		$11.98	2/8/2015
	72,916	2,084	(2)	$3.11	1/27/2016
	54,305	30,695	(2)	$9.41	1/21/2017
	9,583	5,417	(2)	$13.34	1/21/2017
	—	100,000	(2)	$14.72	1/25/2018

(1)
Except as otherwise noted in note (2), all options listed in this table become exercisable as to 25% of the shares on the first anniversary of the grant date, with the remaining shares vesting ratably each month thereafter over the following three years. Except as otherwise noted, the options have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

(2)
Option becomes exercisable as to one-third of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably thereafter over the following two years. Option has term of seven years, subject to earlier termination in certain events relating to termination of employment. Vesting of the option is subject to acceleration under the circumstances described under "Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

	Stock Awards
Name	Number of Shares or Units of Stock that have not yet vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)
Paul A. Friedman	100,000	1,501,000	—	—

(1)
The market value of stock awards was determined by multiplying the number of shares by the closing price of our Common Stock on December 30, 2011, the last trading day of 2011.

2011 Option Exercises

	Option Award
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)

Paul A. Friedman	20,000	$96,400

David C. Hastings	100,000	$1,261,400

Paula J. Swain	75,000	$412,580

Richard S. Levy	40,310	$366,739

(1)
Value realized is based on the fair market value of our Common Stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.

Equity Compensation Plan Information

        The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2011, including the 1991 Stock Plan, the 1993 Directors' Stock Option Plan, the 2010 Stock Incentive Plan and the 1997 Employee Stock Purchase Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	21,996,579	$9.78	8,323,410
Equity compensation plans not approved by security holders	—	—	—

Total	21,996,579	$9.78	8,323,410	(1)

(1)
Includes 1,867,309 shares available for issuance under the 1997 Employee Stock Purchase Plan and 6,456,101 shares available for issuance under the 2010 Stock Incentive Plan as of December 31, 2011.

        As of March 31, 2012, the Company had outstanding options to purchase an aggregate of 24,629,232 shares of Common Stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Stock Incentive Plan at a weighted average exercise price of $11.26 per share and with a weighted average remaining contractual term of 4.49 years and outstanding restricted stock unit awards for 100,000 shares of Common Stock. As of March 31, 2012, the Company had 2,156,102 shares of Common Stock available for future issuance under the 2010 Stock Incentive Plan and had no outstanding awards under the 2010 Stock Incentive Plan other than outstanding options and restricted stock units. Other than outstanding options to purchase Common Stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Plan, and outstanding restricted stock units under the 2010 Stock Incentive Plan, the Company had no other outstanding awards as of March 31, 2012, and no shares remain available for future issuance under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee of the Board of Directors is composed of three directors, each of whom qualifies as "independent" under the current listing requirements of The NASDAQ Stock Market. The current members of the Audit Committee are Barry M. Ariko, Wendy L. Dixon and Roy A. Whitfield. The Audit Committee acts pursuant to a written charter that was originally adopted by the Board of Directors in June 2000 and was most recently amended in January 2009.

        In performing its functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company's annual financial statements with accounting principles generally accepted in the United States and the effectiveness of the Company's internal control over financial reporting. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company's internal control over financial reporting.

        Within this framework, the Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2011 and the Company's internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

Audit Committee
Barry M. Ariko Wendy L. Dixon Roy A. Whitfield

 PROPOSAL 2

PROPOSAL TO AMEND THE 2010 STOCK INCENTIVE PLAN

        In April 2012, the Board of Directors approved an amendment to our 2010 Stock Incentive Plan (the "2010 Plan"), subject to the approval of our stockholders at the Annual Meeting, to increase the number of shares available for issuance. The following summary of the principal features of the 2010 Plan, as amended, is qualified by reference to the terms of the plan, a copy of which is available without charge upon stockholder request to Secretary, Incyte Corporation, Experimental Station, Route 141 & Henry Clay Road, Building E336, Wilmington, Delaware 19880. The 2010 Plan, as amended, has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC's web site at http://www.sec.gov.

Description of Amendment

        The amendment to the 2010 Plan approved by the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares available for issuance thereunder by 4,000,000 shares, from 12,553,475 shares to 16,553,475 shares.

        The proposed increase of 4,000,000 in the number of shares reserved for issuance under the 2010 Plan is needed to allow us to continue to provide effective and appropriate equity incentives to our employees and directors. With limited exceptions, our equity awards have historically solely consisted of stock options, and awards made as part of our annual compensation review process have solely consisted of stock options. Our Board of Directors and Compensation Committee of the Board have believed that stock option grants provide the best method of equity-based compensation for a company in our stage of development, align compensation incentives with stockholder interests, provide at-risk compensation for management by providing them with a strong incentive to improve the Company's performance, and provide employees with the opportunity to benefit significantly from the success of the Company. We offer stock option awards to all new hires and have found that attractive and competitive initial equity awards are often an important inducement for the high-performing, entrepreneurial individuals who we believe are key to our success. We expect to continue to expand our workforce in support of our research and development efforts and anticipate hiring between 60 and 65 new employees during 2012. As we recruit to fill these new positions, the amount of shares required for initial awards to new hires, together with the amount required for annual awards to existing employees, in each case consistent with our historical practices, increases.

        We do not believe the proposed 4,000,000 share increase will be unduly dilutive to stockholders. A common measure of potential dilution from outstanding equity awards is "overhang," generally defined as equity awards outstanding but not exercised, plus equity awards available to be granted (together referred to as potential equity award shares), divided by the sum of total common shares outstanding plus potential equity award shares. As of March 31, 2012, our overhang was 17.4%. We believe that our overhang is at this level for a number of reasons, including, as noted above, the fact that we have historically used only stock options for equity awards, and because most of our outstanding stock option awards consist of vested and in-the-money options that remain outstanding due to our low employee turnover. As of March 31, 2012, outstanding stock options to purchase 3,291,499 shares are scheduled to expire in the next two years, and these options will either be exercised or forfeited. We also note that our overhang would be substantially lower if shares underlying our outstanding convertible debt were treated as outstanding. As of March 31, 2012, all of our outstanding convertible debt was significantly "in-the-money" with conversion prices significantly below the closing price of our common stock on March 30, 2012 (the last trading day prior to March 31, 2012) of $19.30. As of March 31, 2012, we had outstanding $400 million of convertible notes with a conversion price of $8.78 per share, a $10 million convertible note with a conversion price of $9.75 per share, and a $10 million convertible note with a conversion price of $6.8423 per share. If all of the shares underlying these convertible notes were treated as outstanding, our overhang would have been 13.2% as of March 31, 2012.

2010 Stock Incentive Plan

        The 2010 Plan was initially adopted by our Board of Directors in March 2010 and approved by our stockholders in May 2010. It was amended and restated by our Board of Directors in March 2011, and our stockholders approved the amended and restated 2010 Stock Plan in May 2011. It was last amended by our Board of Directors in April 2012.

        The purpose of the 2010 Plan is to assist in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and the creation of stockholder value. The 2010 Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our Common Stock, thereby increasing their proprietary interest in the growth and success of our Company.

        The 2010 Plan provides for the direct award or sale of shares of Common Stock (including restricted shares), the award of restricted stock units and stock appreciation rights, the award of performance shares and the grant of incentive stock options to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options to purchase Common Stock that do not qualify for such treatment under the Code. All employees, including officers, of the Company or any subsidiary, non-employee directors of the Company and any consultant who performs services for the Company or any subsidiary are eligible to purchase shares of Common Stock and to receive awards of shares, restricted shares, performance shares, restricted stock units or stock appreciation rights or grants of nonstatutory stock options. Only employees are eligible to receive grants of incentive stock options. As of December 31, 2011, 375 employees (including officers) and non-employee directors would have been eligible to purchase Common Stock and to receive awards under the 2010 Plan.

Administration

        The 2010 Plan is administered by the Compensation Committee. Subject to the limitations set forth in the plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards. The Board has created a secondary committee, the Non-Management Stock Option Committee, which is authorized to make awards and grants under the 2010 Plan to eligible individuals other than members of the Board, the "Section 16 officers," and employees who hold the title of Senior Vice President or above.

Maximum Shares and Award Limits

        A total of 12,553,475 shares of Common Stock are currently reserved for issuance under the 2010 Plan. As of March 31, 2012, the Company had outstanding options to purchase an aggregate of 10,196,712 shares of Common Stock (with exercise prices ranging from $9.41 to $19.56 per share) under the 2010 Plan and outstanding restricted stock unit awards for 100,000 shares, and had 2,156,102 shares of Common Stock available for issuance under the 2010 Plan (or 6,156,102 shares of Common Stock including the 4,000,000 shares subject to stockholder approval at the Annual Meeting). As of March 31, 2012, the Company had outstanding options to purchase an aggregate of 24,629,232 shares of Common Stock under the 1991 Stock Plan, the 1993 Directors' Stock Option Plan and the 2010 Plan at a weighted average exercise price of $11.26 per share and with a weighted average remaining contractual term of 4.49 years. The 2010 Plan replaced the 1991 Stock Plan and the 1993 Directors' Stock Option Plan. Shares that are subject to awards that expire, terminate or are cancelled under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan will not be made available for future awards under the 2010 Stock Plan. Other than outstanding options to purchase Common Stock under the 1991 Stock Plan, the 1993 Directors'

Stock Option Plan and the 2010 Plan, and outstanding restricted stock units under the 2010 Plan, the Company had no other outstanding awards as of March 31, 2012, and no shares remain available for future issuance under either the 1991 Stock Plan or the 1993 Directors' Stock Option Plan. No one award recipient may receive awards under the 2010 Plan in any calendar year that relate to more than 800,000 shares of Common Stock. No more than 200,000 shares may be issued pursuant to sales or awards other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares sold. In addition, no more than 10% of the total number of shares of Common Stock reserved for issuance under the 2010 Plan may be subject to awards of restricted shares, restricted stock units or performance shares with vesting periods shorter than the minimum vesting periods applicable to such awards under the 2010 Plan.

        These limitations shall be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events. If an award made under the 2010 Plan expires without having been exercised in full, or if any restricted shares, restricted stock units or performance shares are forfeited or repurchased by Company due to failure to vest, then the corresponding shares will again become available for awards under the 2010 Plan. Upon the settlement of stock appreciation rights, all of the shares subject to any such stock appreciation right will reduce the number of shares available under the 2010 Plan, regardless of the number of shares actually issued. If any award is paid in cash rather than shares of Common Stock, the payment of cash will not reduce the number of available shares. The Company may grant awards under other plans or programs, which may be settled in shares of Common Stock issued under the 2010 Plan. Such shares shall be treated like shares issued in settlement of restricted stock units and, when issued, will reduce the number of shares of Common Stock available for issuance under the 2010 Plan.

Stock Options

        The terms of any grants of stock options under the 2010 Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. Stock options may provide for the accelerated exercisability in the event of the award recipient's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient's service. The Compensation Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares. However, outstanding options may not be modified to lower the exercise price, nor may outstanding options be assumed or accepted for cancellation in return for the grant of new options with a lower exercise price, unless approved by the Company's stockholders. In no event will the Company purchase or assume in exchange for cash any stock option whose exercise price exceeds the fair market value of the underlying shares of Common Stock.

        The exercise price of each option will be set by the Compensation Committee, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price of a nonstatutory stock option cannot be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. On April 10, 2012, the closing price for our Common Stock on The NASDAQ Global Market was $17.70. The maximum period in which an option may be exercised will be fixed by the Compensation Committee and included in each stock option agreement but cannot exceed ten years in the case of an incentive stock option, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to that person cannot exceed five years. In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for Common Stock having a total fair market value (determined as of the option grant) in excess of $100,000.

        The exercise price for the exercise of a stock option may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of Common Stock, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by delivering a full-recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the option recipient's death.

        Stock options granted under 2010 Plan must be exercised by the optionee before the expiration of such option. Each stock option agreement will set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient's service with us, and the right to exercise the option of any executors or administrators of the award recipient's estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Automatic Option Grants to Directors

        The 2010 Stock Plan provides for the automatic grant of options to purchase shares of Common Stock to directors of the Company who are not employees of the Company. Each non-employee director who first joins the Board of Directors after the effective date of the 2010 Plan will receive a nonstatutory stock option to purchase 35,000 shares of our Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. The option will vest and become exercisable as to 25% of those shares on the first anniversary of the date of grant. The balance of those shares will vest and become exercisable monthly over a three year period beginning on the day that is one month after the first anniversary of the date of grant, at a monthly rate of 1/48th of the number of shares subject to such option. On the date of each annual meeting of our stockholders, each non-employee director who will continue to serve as a member of the Board of Directors will receive an additional nonstatutory stock option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Each of these options will vest and become exercisable in full on the first anniversary of the date of grant or, if earlier, on the date of our next regular annual meeting of our stockholders. Each such director who is not initially elected at a regular annual meeting of our stockholders will receive an option to purchase a pro rata portion of 20,000 shares based upon the number of full months remaining from the date of the election of the director until the next regular annual meeting of our stockholders divided by twelve. This option will vest in full at the next regular annual meeting of our stockholders following the date of grant. Options granted to non-employee directors will become fully vested if a change in control occurs with respect to the Company during the director's service. The Board of Directors may from time to time increase the number of shares subject to an initial or annual grant if the Board determines that the increase is necessary to induce individuals to become or remain non-employee directors, or to address an increase in the duties or responsibilities of a non-employee director. The Board may also determine that the exercise price of such an option shall be greater than the fair market value of the Common Stock on the date of grant and that the option shall be exercisable on a different schedule than stated above.

Restricted Shares

        The terms of any awards of restricted shares under the 2010 Plan will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted share agreements, which need not be identical. Restricted share awards generally will be subject to vesting requirements of a minimum period of three years, and may be subject to transfer restrictions. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares. Restricted shares may be issued for consideration as the Compensation Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

Restricted Stock Units

        The terms of any awards of restricted stock units under the 2010 Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted stock unit agreements, which need not be identical. Restricted stock units give an award recipient the right to acquire a specified number of shares of Common Stock, or at the Compensation Committee's discretion, cash, or a combination of Common Stock and cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. Restricted stock units generally will be subject to vesting requirements of a minimum period of three years. Restricted stock units may be granted in consideration of a reduction in the award recipient's other compensation, but no cash consideration is required of the award recipient. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time of issuance of any Common Stock upon settlement.

Stock Appreciation Rights

        The terms of any awards of stock appreciation rights under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the value of a share of Common Stock on the date of grant. The exercise price of a stock appreciation right cannot be less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of Common Stock.

Performance Shares

        The terms of any awards of performance shares under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical.

        Performance shares give an award recipient the right to acquire a specified number of shares of Common Stock, or at the Compensation Committee's discretion, cash, or a combination of Common Stock and cash, at a future date, based on performance criteria set forth in the performance share agreement. The actual number of performance shares eligible for settlement may be larger or smaller than the number included in the original award, based on the performance criteria. Performance shares may be granted in consideration of a reduction in the award recipient's other compensation, but no cash consideration is required of the award recipient. An award of performance shares generally will vest only if the award recipient performs services for the entire performance period (or if less, one year). Recipients of performances shares generally will have no voting or dividend rights prior to the time of issuance of any Common Stock upon settlement.

Qualifying Performance Criteria

        The 2010 Plan sets forth performance criteria to be used in the case of performance shares and certain other awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code. To qualify as a "performance-based compensation," the number of shares or other benefits granted, issued, retainable or vested under an award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' or quarter's results or to a designated comparison group or index, in each case as specified by the Compensation Committee in the award: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation, or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares or (q) economic profit. The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items disclosed in the Company's financial statements or in managements' discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year. If applicable, the Compensation Committee will determine the qualifying performance criteria not later than the 90th day of the performance period, and shall determine and certify the extent to which the qualifying performance criteria have been met. The Compensation Committee may not in any event increase the amount of compensation payable under the 2010 Plan upon the attainment of qualifying performance criteria to an award recipient who is a "covered employee" within the meaning of Section 162(m) of the Code.

Amendment and Termination

        No awards may be granted under the 2010 Plan after March 18, 2020. The Board of Directors may amend or terminate the 2010 Plan at any time, but an amendment will not become effective without the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the 2010 Plan will affect an award recipient's rights under outstanding awards without the award recipient's consent.

Effect of Certain Corporate Events

        In the event of a subdivision of the outstanding Common Stock or a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in Common Stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make appropriate adjustments in the number of shares covered by outstanding awards and the exercise price of outstanding options and stock appreciation rights, and the number of shares available under the 2010 Plan.

        In the event of a merger or other reorganization, subject to any acceleration provisions in the agreement relating to an award, outstanding awards will be treated in the manner provided in the agreement of merger or reorganization. That agreement may provide for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the substitution by the surviving corporation or its parent of its own awards, or for the acceleration of the exercisability of awards followed by the cancellation of those awards. The agreement of merger or reorganization may also provide for the cancellation of outstanding awards, with a payment of the value of those awards (without regard as to whether those awards have vested or are exercisable) as of the closing date of the merger or reorganization. In such an event, the payment may be in cash or securities, be paid in installments, be deferred until the underlying award would have vested, become exercisable or settled under the agreement relating to the award, and may be subject to vesting and performance criteria no less favorable to the recipient than under the agreement relating to the award, in all cases without the recipients' consent.

Certain Federal Income Tax Aspects of Awards Under the Plan

        This is a brief summary of the federal income tax aspects of awards that may be made under the 2010 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder's death. The tax consequences of awards under 2010 Plan depend upon the type of award and, if the award is to an executive officer, whether the award qualifies as performance-based compensation under Section 162(m) of the Code.

Incentive Stock Options

        The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of Common Stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient's liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of Common Stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of Common Stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the Common Stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonstatutory Stock Options

        The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the Common Stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards

        Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date and cash received, if any, over the exercise price. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Code Section 162(m)

        Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers unless such excess is "performance-based compensation." The approval of the 2010 Plan by our stockholders in 2010 satisfied one of the requirements for the performance-based compensation exemption.

New Plan Benefits

        The Compensation Committee has not made any determination with respect to future awards under the 2010 Stock Plan and, except for automatic grants to non-employee directors, awards and the terms of any awards under the plan for the current year or any future year are not determinable. As described above, the 2010 Stock Plan provides for the automatic grant of options to non-employee directors, and each non-employee director nominee who will continue to serve as a member of the Board of Directors will receive an additional option to purchase 20,000 shares of Common Stock.

Required Vote

        Approval of the amendment to the 2010 Plan requires the affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S 2010 STOCK INCENTIVE PLAN.

 PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        This proposal 3, commonly known as a "say-on-pay" proposal, provides our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

        As described in detail under the heading "Executive Compensation—Compensation Discussion and Analysis," our executive compensation programs are designed to attract and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term corporate objectives, and the creation of increased stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2012 compensation of our named executive officers.

        In 2011, we sought, and received, approval for our executive compensation program. In addition, we sought, and received, approval to hold a "say-on-pay" vote each year. Accordingly, we are again asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal 3 gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Accordingly, we again will ask our stockholders to vote for the following resolution at the annual meeting:

  "RESOLVED, that the Company's stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

 PROPOSAL 4

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012. Ernst & Young LLP has audited our financial statements since the Company's inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit and other services rendered.

	Year Ended December 31,
	2011	2010
	(in thousands)
Audit Fees(1)	$494	$395
Audit-related Fees(2)	25	24
Tax Fees(3)	40	176
All Other Fees	—	—

	$559	$595

(1)
Audit fees include fees billed for the audit of the Company's annual statements and reviews of the Company's quarterly financial statements, including the Company's Annual Report on Form 10-K, the audit of the Company's internal control over financial reporting, and include fees for SEC registration statements and consultation on accounting standards or transactions.

(2)
Audit-related fees include fees billed for employee benefit plan audits and consultations concerning financial and accounting matters not classified as audit services.

(3)
Tax fees consist of tax compliance and consultation services, which for 2010 consisted primarily of an analysis of the Company's ability to utilize net operating losses under Internal Revenue Code Section 382.

        The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP's independence.

Pre-Approval Policies and Procedures

        The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. All of the services provided in 2011 and 2010 were pre-approved.

Required Vote

        Ratification will require the affirmative vote of a majority of the shares present and entitled to vote. Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 10, 2012, as to shares of Common Stock beneficially owned by: (i) each person who is known to us to own beneficially more than 5% of the Common Stock, (ii) each of our directors, (iii) each of our executive officers named under "Executive Compensation—Summary Compensation Table" and (iv) all of our directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Incyte Corporation, Experimental Station, Route 141 & Henry Clay Road, Building E336, Wilmington, DE 19880. The percentage of Common Stock beneficially owned is based on 128,056,946 shares outstanding as of April 10, 2012. In addition, shares issuable pursuant to options or convertible securities that may be acquired within 60 days of April 10, 2012 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other individuals.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(1)	Percentage Beneficially Owned
5% Stockholders
Julian C. Baker and Felix J. Baker(2)	25,505,036	19.9%
T. Rowe Price Associates, Inc.(3)	17,061,678	13.3%
Wellington Management Company, LLP(4)	11,786,336	9.2%
Capital World Investors(5)	15,472,400	12.1%
BlackRock, Inc.(6)	6,428,009	5.0%
Named Executive Officers and Directors
Paul A. Friedman(7)	2,038,450	1.6%
David C. Hastings(8)	710,719	*
Paula J. Swain(9)	702,363	*
Patricia S. Andrews(10)	462,518	*
Richard S. Levy(11)	480,658	*
Richard U. De Schutter(12)	312,710	*
Barry M. Ariko(13)	195,834	*
Julian C. Baker(14)	25,505,036	19.9%
Paul A. Brooke(15)	280,000	*
Wendy L. Dixon(16)	63,334	*
John F. Niblack(17)	135,000	*
Roy A. Whitfield(18)	953,082	*
All directors and executive officers as a group (13 persons)(19)	31,889,957	24.0%

*
Represents less than 1% of our Common Stock.

(1)
To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
Pursuant to an agreement with the Company, entities affiliated with Julian C. Baker and Felix J. Baker and the Company agreed that any of the Company's 4.75% Convertible Senior Notes due 2015 (the "4.75% Senior Notes") held by those entities will not be convertible to the extent that those entities, together with any of their affiliates or other persons that may be deemed to form a "group" with those entities within the meaning of Section 13(d) of the Securities Exchange Act of 1934, would beneficially own, for the purposes of Section 13(d) of the Securities Exchange Act of 1934, in excess of 19.999% of the outstanding shares of Common Stock after conversion. According to an amended Schedule 13D filed October 1, 2009 and Forms 4 filed January 17, 2012, without any limitation on the conversion of the 4.75% Senior Notes, Julian C. Baker and Felix J. Baker may be deemed to beneficially own and share dispositive and voting power with respect to 25,505,036 shares, including 18,223,232 shares issuable upon conversion of the 4.75% Senior Notes. Baker/Tisch Investments, L.P. held 423,849 shares, including 233,940 shares issuable upon conversion of the Company's 4.75% Senior Notes; Baker Bros. Investments, L.P. held 144,314 shares; Baker Bros. Investments II, L.P. held 161,547 shares, including 21,412 shares issuable upon conversion of the Company's 4.75% Senior Notes; 667, L.P. held 6,303,522 shares, including 3,370,501 shares issuable upon conversion of the Company's 4.75% Senior Notes; Baker Brothers Life Sciences, L.P. held 23,130,957 shares, including 14,201,252 shares issuable upon conversion of the Company's 4.75% Senior Notes; 14,159, L.P. held 678,481 shares, including 396,127 shares issuable upon conversion of the Company's 4.75% Senior Notes; and FBB Associates held 33,410 shares. Julian C. Baker also has sole voting and dispositive power with respect to 183,350 shares subject to options exercisable within 60 days of April 10, 2012. Julian C. Baker and Felix J. Baker may be deemed to own beneficially the shares held by Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P., Baker Bros. Investments II, L.P., 667, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P. and FBB Associates. The address for Julian C. Baker and Felix J. Baker is 667 Madison Avenue, 21st Floor, New York, New York 10065.

(3)
According to an amended Schedule 13G filed February 10, 2012, filed by T. Rowe Price Associates, Inc. ("T. Rowe Price"), T. Rowe Price may be deemed to beneficially own all shares listed in the table, and has sole dispositive power with respect to all shares listed in the table and sole voting power with respect to 3,369,480 shares. The address of the principal place of business of T. Rowe Price and T. Rowe Price New Horizons Fund, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(4)
According to an amended Schedule 13G filed February 14, 2012, filed by Wellington Management Company, LLP ("Wellington"), Wellington, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has shared dispositive power with respect to 11,786,336 shares and shared voting power with respect to 8,290,294 shares. The address of the principal place of business of Wellington is 280 Congress Street, Boston, Massachusetts 02110.

(5)
According to a Schedule 13G filed February 10, 2012, Capital World Investors may be deemed to beneficially own and have sole dispositive and sole voting power over all shares listed in the table. The address of the principal place of business of Capital World Investors is 333 South Hope Street, Los Angeles, California 90071.

(6)
According to a Schedule 13G filed February 9, 2012, BlackRock, Inc. may be deemed to beneficially own and have sole dispositive and sole voting power over all shares listed in the table. The address of the principal place of business of BlackRock, Inc. is 40 East 52nd Street, New York, NY, 10022.

(7)
Includes 1,728,743 shares subject to options exercisable within 60 days of April 10, 2012.

(8)
Includes 702,219 shares subject to options exercisable within 60 days of April 10, 2012.

(9)
Includes 684,302 shares subject to options exercisable within 60 days of April 10, 2012.

(10)
Includes 458,885 shares subject to options exercisable within 60 days of April 10, 2012.

(11)
Includes 480,658 shares subject to options exercisable within 60 days of April 10, 2012.

(12)
Includes 110,000 shares subject to options exercisable within 60 days of April 10, 2012.

(13)
Includes 175,000 shares subject to options exercisable within 60 days of April 10, 2012.

(14)
See note (2) above.

(15)
Includes 180,000 shares subject to options exercisable within 60 days of April 10, 2012.

(16)
Represents solely 55,834 shares subject to options exercisable within 60 days of April 10, 2012.

(17)
Represents solely 135,000 shares subject to options exercisable within 60 days of April 10, 2012.

(18)
Includes 160,000 shares subject to options exercisable within 60 days of April 10, 2012.

(19)
Includes shares included pursuant to notes (7), (8), (9), (10), (11), (12), (13), (14), (15), (16), (17), and (18) above and 254 shares of common stock and 59,999 shares subject to options exercisable within 60 days of April 10, 2012 held by other executive officers of the Company.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons, we believe that all of the filing requirements for such persons were satisfied for 2011.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

        To be considered for inclusion in the Company's proxy statement for the Company's 2013 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 16, 2012. These proposals also must comply with the proxy proposal submission rules of the Securities and Exchange Commission under Rule 14a-8.

        A stockholder proposal not included in the Company's proxy statement for the 2013 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company, provides the information required by the Company's Bylaws, and otherwise complies with the provisions of the Company's Bylaws. To be timely, our Bylaws provide that the Company must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the earlier to occur of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public announcement of the date of such scheduled annual meeting was first made.

ANNUAL REPORT

        The Company will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of Common Stock at the close of business on April 10, 2012, a copy of the Company's Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Investor Relations Department, Incyte Corporation, Experimental Station, Route 141 & Henry Clay Road, Building E336, Wilmington, DE 19880.

        Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the internet, or by signing and mailing the enclosed proxy promptly.

By Order of the Board of Directors
Paul A. Friedman President and Chief Executive Officer

April 18, 2012

Appendix A

INCYTE CORPORATION

2010 STOCK INCENTIVE PLAN

(As Amended on April 18, 2012)

i

(ff)	“Service”	9
(gg)	“Share”	9
(hh)	“Stock”	9
(ii)	“Stock Option Agreement”	9
(jj)	“Subsidiary”	9
(kk)	“Total and Permanent Disability”	9
SECTION 3.	ADMINISTRATION	9
(a)	Committee Composition	9
(b)	Committee for Non-Officer Grants	10
(c)	Committee Procedures	10
(d)	Committee Responsibilities	10
SECTION 4.	ELIGIBILITY	11
(a)	General Rule	11
(b)	Ten-Percent Stockholders	11
(c)	Attribution Rules	12
(d)	Outstanding Stock	12
SECTION 5.	STOCK SUBJECT TO PLAN	12
(a)	Basic Limitation	12
(b)	Award Limitation	12
(c)	Additional Shares	12
SECTION 6.	RESTRICTED SHARES	13
(a)	Restricted Share Agreement	13
(b)	Payment for Awards	13
(c)	Vesting	13
(d)	Voting and Dividend Rights	13
(e)	Restrictions on Transfer of Shares	13
SECTION 7.	TERMS AND CONDITIONS OF OPTIONS	13
(a)	Stock Option Agreement	13
(b)	Number of Shares	13
(c)	Exercise Price	14
(d)	Withholding Taxes	14
(e)	Exercisability and Term	14
(f)	Exercise of Options	14
(g)	Effect of Change in Control	14
(h)	No Rights as a Stockholder	14
(i)	Modification, Extension and Assumption of Options	15
(j)	Restrictions on Transfer of Shares	15

(k)	Buyout Provisions	15
SECTION 8.	PAYMENT FOR SHARES	15
(a)	General Rule	15
(b)	Surrender of Stock	15
(c)	Services Rendered	15
(d)	Cashless Exercise	15
(e)	Exercise/Pledge	16
(f)	Promissory Note	16
(g)	Other Forms of Payment	16
(h)	Limitations under Applicable Law	16
SECTION 9.	STOCK APPRECIATION RIGHTS	16
(a)	SAR Agreement	16
(b)	Number of Shares	16
(c)	Exercise Price	16
(d)	Exercisability and Term	16
(e)	Effect of Change in Control	17
(f)	Exercise of SARs	17
(g)	Modification or Assumption of SARs	17
(h)	Buyout Provisions	17
SECTION 10.	RESTRICTED STOCK UNITS	17
(a)	Restricted Stock Unit Agreement	17
(b)	Payment for Awards	17
(c)	Vesting Conditions	17
(d)	Voting and Dividend Rights	18
(e)	Form and Time of Settlement of Restricted Stock Units	18
(f)	Death of Recipient	18
(g)	Creditors’ Rights	18
SECTION 11.	PERFORMANCE SHARES	18
(a)	Performance Shares and Performance Share Agreement	18
(b)	Payment for Awards	19
(c)	Terms of Performance Share Awards	19
(d)	Voting and Dividend Rights	19
(e)	Form and Time of Settlement of Performance Shares	19
(f)	Death of Recipient	20
(g)	Creditors’ Rights	20
SECTION 12.	AUTOMATIC GRANTS TO OUTSIDE DIRECTORS	20
(a)	Initial Grants	20

(b)	Annual Grants	20
(c)	Vesting Conditions	20
(d)	Stock Option Agreement	21
(e)	Additional Grants	21
SECTION 13.	ADJUSTMENT OF SHARES; REORGANIZATIONS	21
(a)	Adjustments	21
(b)	Dissolution or Liquidation	21
(c)	Reorganizations	21
(d)	Reservation of Rights	23
SECTION 14.	DEFERRAL OF AWARDS	23
(a)	Committee Powers	23
(b)	General Rules	24
(c)	Code Section 409A	24
SECTION 15.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES	24
(a)	Effective Date	24
(b)	Elections to Receive NSOs, Restricted Shares or Restricted Stock Units	25
(c)	Number and Terms of NSOs, Restricted Shares or Restricted Stock Units	25
SECTION 16.	AWARDS UNDER OTHER PLANS	25
SECTION 17.	LEGAL AND REGULATORY REQUIREMENTS	25
SECTION 18.	WITHHOLDING TAXES	25
(a)	General	25
(b)	Share Withholding	25
SECTION 19.	OTHER PROVISIONS APPLICABLE TO AWARDS	26
(a)	Transferability	26
(b)	Qualifying Performance Criteria	26
(c)	Restrictions on Full Value Awards	27
SECTION 20.	NO EMPLOYMENT RIGHTS	27
SECTION 21.	APPLICABLE LAW	27
SECTION 22.	DURATION AND AMENDMENTS	27
(a)	Term of the Plan	27
(b)	Right to Amend or Terminate the Plan	27
(c)	Effect of Termination	27

INCYTE CORPORATION

2010 STOCK INCENTIVE PLAN

SECTION 1.         ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on March 19, 2010, amended and restated on March 8, 2011, and further amended on April [      ], 2012.  The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership.  The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Restricted Stock Units, Performance Shares, Options (which may constitute ISOs or NSOs) and SARs.

SECTION 2.         DEFINITIONS.

(a)          “Affiliate” shall mean any entity other than a Subsidiary, if the Corporation and/or one or more Subsidiaries own not less than 50% of such entity.

(b)          “Award” shall mean any award of an Option, a SAR, Restricted Shares, Restricted Stock Units or Performance Shares under the Plan.

(c)           “Board of Directors” shall mean the Board of Directors of the Corporation, as constituted from time to time.

(d)          “Change in Control” shall mean the occurrence of any of the following events:

(i)            A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)          Had been directors of the Corporation 24 months prior to such change; or

(B)           Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Corporation 24 months prior to such change and who were still in office at the time of the election or nomination; or

(ii)           Any “person” (as defined below) by the acquisition or aggregation of securities is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities ordinarily (and apart from rights

5

accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Corporation’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Corporation; or

(iii)          The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)          The consummation of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Corporation or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately before such a transaction.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)            “Committee” shall mean the committee designated by the Board of Directors to administer the Plan, as described in Section 3 hereof (or in the absence of such designation, the Board of Directors itself).

(g)          “Corporation” shall mean Incyte Corporation, a Delaware corporation.

(h)          “Consultant” shall mean a consultant or advisor who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

6

(i)           “Employee” shall mean any individual who is a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

(j)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)          “Exercise Price” shall mean (a) in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement, and (b) in the case of a SAR, an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l)           “Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)            If the Stock was traded on The NASDAQ Stock Market, then the Fair Market Value shall be equal to the last reported sale price reported for such date by The NASDAQ Stock Market; or

(ii)           If the Stock was not traded on The NASDAQ Stock Market but was traded on another United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; or

(iii)          If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last reported sale price reported for such date by the OTC Bulletin Board or, if not so reported, shall be equal to the closing sale price quoted for such date by Pink OTC Markets Inc. or similar organization or, if no last reported or closing sale price is reported, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the OTC Bulletin Board or, if the Stock is not quoted on the OTC Bulletin Board, by Pink OTC Markets Inc. or similar organization; or

(iv)          If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m)          “ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n)          “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)          “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

7

(p)          “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)          “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)           “Outside Director” shall mean a member of the Board of Directors who is not an Employee or a Consultant.

(s)           “Parent” shall mean any corporation or other entity (other than the Corporation) in an unbroken chain of corporations or other entities ending with the Corporation, if each of the corporations or other entities other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)           “Participant” shall mean an individual or estate who holds an Award.

(u)          “Performance Shares” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver Shares (or distribute cash) on a future date in accordance with the provisions of a Performance Share Agreement.

(v)           “Performance Share Agreement” shall mean the agreement between the Corporation and the recipient of Performance Shares that contains the terms, conditions and restrictions pertaining to such Performance Shares.

(w)          “Plan” shall mean this 2010 Stock Incentive Plan of Incyte Corporation, as amended from time to time.

(x)           “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(y)           “Qualifying Performance Criteria” shall have the meaning set forth in Section 19(b).

(z)           “Restricted Share” shall mean a Share awarded under the Plan and subject to the terms, conditions and restrictions set forth in a Restricted Share Agreement.

(aa)        “Restricted Share Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(bb)        “Restricted Stock Unit” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Agreement.

(cc)         “Restricted Stock Unit Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

8

(dd)        “SAR” shall mean a stock appreciation right granted under the Plan.

(ee)         “SAR Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

(ff)           “Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement, Restricted Stock Unit Agreement or Performance Share Agreement.  Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Corporation in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law.  However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Corporation shall be entitled to determine in its sole discretion which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(gg)        “Share” shall mean one share of Stock, as adjusted in accordance with Section 13 (if applicable).

(hh)        “Stock” shall mean the common stock of the Corporation, $.001 par value per share.

(ii)          “Stock Option Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(jj)           “Subsidiary” shall mean any corporation, if the Corporation or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(kk)        “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last for a continuous period of not less than one year.

SECTION 3.         ADMINISTRATION.

(a)          Committee Composition. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors.  The Committee shall consist of two or more members of the Board of Directors.  In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to

9

qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

(b)          Committee for Non-Officer Grants.  The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more members of the Board of Directors who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants.  Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence.  To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Corporation to designate Employees, other than persons subject to Section 16 of the Exchange Act, to receive Awards and to determine the number of such Awards to be received by such Employees.

(c)           Committee Procedures.  The Board of Directors shall designate one of the members of the Committee as chairman.  The Committee may hold meetings at such times and places as it shall determine.  The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d)          Committee Responsibilities.  Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)            To interpret the Plan and to apply its provisions;

(ii)           To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)          To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)          To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;

(v)           To determine when Awards are to be granted under the Plan;

(vi)          To select the Offerees and Optionees;

(vii)         To determine the number of Shares to be made subject to each Award;

(viii)        To prescribe the terms and conditions of each Award, including the Exercise Price, the Purchase Price, the performance criteria, the performance period, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an

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Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)           To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)            To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)           To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)          To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)         To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)        To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)         To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act.  All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant.  No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Award.

SECTION 4.         ELIGIBILITY.

(a)          General Rule. Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Restricted Stock Units, Performance Shares, Nonstatutory Options or SARs.

(b)          Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

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(c)           Attribution Rules. For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d)          Outstanding Stock. For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant but shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.         STOCK SUBJECT TO PLAN.

(a)          Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares.  The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 16,553,475.  The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 13.  Notwithstanding the foregoing, the number of Shares that may be issued under the Plan, other than (i) upon exercise of Options or SARs or (ii) pursuant to any sale of Restricted Shares for a Purchase Price at least equal to 100 percent of the Fair Market Value shall not exceed 200,000 Shares, subject to adjustment pursuant to Section 13.  The number of Shares that are subject to other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan.  The Corporation, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares tendered or withheld in full or partial payment of the Exercise Price of an Award or to satisfy tax withholding obligations in connection with an Award, and Shares issued under an Award that are purchased by the Corporation on the open market, shall not be available for future issuance under the Plan.

(b)          Award Limitation.  Subject to the provisions of Section 13, no Participant may receive Awards under the Plan in any calendar year that relate to more than 800,000 Shares.

(c)           Additional Shares.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Shares, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to SARs, when a stock settled SAR is exercised, all of the Shares subject to the SAR shall be counted against the number of Shares available for future grant or sale under the Plan, regardless of the number of Shares actually issued pursuant to such exercise.  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares, Restricted Stock Units or Performance Shares are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

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SECTION 6.         RESTRICTED SHARES.

(a)          Restricted Share Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Corporation. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

(b)          Payment for Awards.  Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)           Vesting.  Each Award of Restricted Shares shall vest over a minimum period of three years of the Participant’s Service, except as otherwise provided in Section 19(c).  Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Share Agreement.  A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested upon a Change in Control.  Except as may be set forth in a Restricted Share Agreement, vesting of the Restricted Shares shall cease on the termination of the Participant’s Service.

(d)          Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Corporation’s other stockholders.  A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares.  Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(e)           Restrictions on Transfer of Shares.  Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.         TERMS AND CONDITIONS OF OPTIONS.

(a)          Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement.  The Stock Option Agreement shall specify whether the Option is an ISO or an NSO.  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)          Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option (subject to adjustment in accordance with Section 13).

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(c)           Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant.  Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion.  The Exercise Price shall be payable in one of the forms described in Section 8.

(d)          Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.  The Optionee shall also make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)           Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided, however, that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)            Exercise of Options.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Corporation and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)          Effect of Change in Control.  The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option upon a Change in Control.

(h)          No Rights as a Stockholder.  An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the Option until the date of the issuance of the Shares underlying the Option upon a valid exercise thereof.

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(i)           Modification, Extension and Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price; provided, however, that the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for the grant of new Options with a lower Exercise Price, unless such action has been approved by the Corporation’s stockholders.  The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair such Optionee’s rights or increase his or her obligations under such Option.

(j)            Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine.  Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k)          Buyout Provisions.  Except with respect to an Option whose Exercise Price exceeds the Fair Market Value of the Shares subject to the Option, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.         PAYMENT FOR SHARES.

(a)          General Rule.  The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)          Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative.  Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.  The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)           Services Rendered.  At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Corporation or a Subsidiary prior to the award.  If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)          Cashless Exercise.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an

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irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate Exercise Price.

(e)           Exercise/Pledge.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of the aggregate Exercise Price.

(f)            Promissory Note.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Corporation) a full-recourse promissory note.

(g)          Other Forms of Payment.  To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)          Limitations under Applicable Law.  Notwithstanding anything herein or in a Stock Option Agreement or Restricted Share Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.         STOCK APPRECIATION RIGHTS.

(a)          SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Corporation.  Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)          Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 13.

(c)           Exercise Price.  Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant.  A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)          Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR.  A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events.  Except as may be set forth in a SAR Agreement, vesting of the SAR shall cease on the termination of the Participant’s Service.  SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the

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time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)           Effect of Change in Control.  The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR upon a Change in Control.

(f)            Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)          Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different exercise price.  The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h)          Buyout Provisions.  Except with respect to a SAR whose Exercise Price exceeds the Fair Market Value of the Shares subject to the SAR, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 10.       RESTRICTED STOCK UNITS.

(a)          Restricted Stock Unit Agreement.  Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Corporation.  Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)          Payment for Awards. To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

(c)           Vesting Conditions.  Each Award of Restricted Stock Units shall vest over a minimum period of three years of the Participant’s Service, except as otherwise provided in Section 19(c).  Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Stock Unit Agreement.  A Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Restricted Stock Units or thereafter, that all or

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part of such Restricted Stock Units shall become vested in the event that a Change in Control occurs with respect to the Corporation. Except as may be set forth in a Restricted Stock Unit Agreement, vesting of the Restricted Stock Units shall cease on the termination of the Participant’s Service.

(d)          Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they attach.

(e)           Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee.  The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors.  Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  A Restricted Stock Unit Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments.  A Restricted Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 13.

(f)            Death of Recipient. Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)          Creditors’ Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation. Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

SECTION 11.       PERFORMANCE SHARES.

(a)          Performance Shares and Performance Share Agreement.  Each grant of Performance Shares under the Plan shall be evidenced by a Performance Share Agreement

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between the recipient and the Corporation.  Such Performance Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Performance Share Agreements entered into under the Plan need not be identical. Performance Shares may be granted in consideration of a reduction in the recipient’s other compensation.

(b)          Payment for Awards. To the extent that an Award is granted in the form of Performance Shares, no cash consideration shall be required of the Award recipients.

(c)           Terms of Performance Share Awards.  The Committee may determine the terms of Performance Share Awards, all of which shall be subject to Section 19(b) of the Plan.  Each Performance Share Agreement shall set forth the number of Shares subject to such Performance Share Award, the Qualifying Performance Criteria and the performance period.  Except as otherwise provided in Section 19(c), the Participant shall be required to perform Service for the entire performance period (or if less, one year) in order to be eligible to receive payment under the Performance Share Award.  Except as otherwise provided in the Performance Share Agreement, the Performance Share Award shall terminate upon the termination of the Participant’s Service.  Prior to settlement and in accordance with Section 19(b) of the Plan, the Committee shall determine the extent to which Performance Shares have been earned.  Performance periods may overlap and the holders may participate simultaneously with respect to Performance Shares Awards that are subject to different performance periods and different Qualifying Performance Criteria.  The number of Shares may be fixed or may vary in accordance with such Qualifying Performance Criteria as may be determined by the Committee.  A Performance Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events.  The Committee may determine, at the time of granting Performance Share Awards or thereafter, that all or part of the Performance Shares shall become vested upon a Change in Control.

(d)          Voting and Dividend Rights. The holders of Performance Shares shall have no voting rights with respect to such Performance Shares.  Prior to settlement or forfeiture, any Performance Share awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Performance Share is outstanding.  Dividend equivalents may be converted into additional Performance Shares.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Performance Shares to which they attach.

(e)           Form and Time of Settlement of Performance Shares.  Settlement of Performance Shares may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee and set forth in the Performance Share Agreements.  The actual number of Performance Shares eligible for settlement may be larger or smaller than the number included in the original Award, based on the Qualifying Performance Criteria.  Methods of converting Performance Shares into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  A Performance Share Agreement may provide that Performance Shares may be settled in a lump sum or in

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installments.  A Performance Share Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Performance Shares have been satisfied or have lapsed, or it may be deferred to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Performance Shares is settled, the number of such Performance Shares shall be subject to adjustment pursuant to Section 13.

(f)            Death of Recipient. Any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death.  If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)          Creditors’ Rights.  A holder of Performance Shares shall have no rights other than those of a general creditor of the Corporation. Performance Shares represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Performance Share Agreement.

SECTION 12.       AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

(a)          Initial Grants.  Each new Outside Director as of the effective date of the Plan, shall receive Nonstatutory Options covering 35,000 Shares within one business day after his or her initial election to the Board of Directors.  The number of Shares included in an Option shall be subject to adjustment under Section 13.

(b)          Annual Grants. On the first business day following the conclusion of each regular annual meeting of the Corporation’s stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive an Option covering 20,000 Shares, subject to adjustment under Section 13.  Each Outside Director who is not initially elected at a regular annual meeting of the Corporation’s stockholders shall receive an Option to purchase a pro rata portion of 20,000 Shares within 10 business days of such Director’s election based on the number of full months remaining from the date of election until the next regular annual meeting of the Corporation’s stockholders divided by 12.  Any fractional shares resulting from such calculation shall be rounded up to the nearest whole number.

(c)           Vesting Conditions.  Each Option granted under Subsection (a) of this Section 12 shall become exercisable (i) as to one-fourth (1/4) of the total number of Shares covered by such Option on the first anniversary of the date of grant and (ii) as to one-forty-eighth (1/48) of the total number of Shares covered by such Option on each of a series of 36 monthly installments thereafter.  Except as set forth in the next succeeding sentence and in the last sentence of this Subsection (c), each Option granted under Subsection (b) of this Section 12 shall become exercisable in full on the first anniversary of the date of grant; provided, however, that each such Option shall become exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following such date of grant in the event such meeting occurs

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prior to such first anniversary date.  Except as set forth in the last sentence of this Subsection (c), each Option granted under Subsection (b) to Outside Directors who were not initially elected at a regular annual meeting of the Corporation’s stockholders shall become exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following the date of grant.  Notwithstanding the foregoing, each Option granted under Subsection (b) above that is outstanding shall become exercisable in full in the event that a Change in Control occurs with respect to the Corporation.

(d)          Stock Option Agreement.  All grants to Outside Directors under this Section 12 shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and condition that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement.

(e)           Additional Grants.  Notwithstanding the foregoing provisions of this Section 12, the Board of Directors may from time to time increase the number of Shares subject to an initial or annual grant of Options under Section 12(a) or (b) to any Outside Director to the extent the Board of Directors determines necessary to induce an Outside Director to become or remain an Outside Director or to reflect an increase in the duties or responsibilities of the Outside Director, subject to all terms and conditions of the Plan otherwise applicable to grants of Options.  Each such Option may become exercisable on the same schedule as set forth in Section 12(c) or on a different schedule, as the Board of Directors in each case shall determine.

SECTION 13.       ADJUSTMENT OF SHARES; REORGANIZATIONS.

(a)          Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)            The numerical limitations set forth in Sections 5(a) and (b);

(ii)           The number of Shares covered by all outstanding Awards; and

(iii)          The Exercise Price under each outstanding Option and SAR.

(b)          Dissolution or Liquidation.  To the extent not previously exercised or settled, all outstanding Awards shall terminate immediately prior to the dissolution or liquidation of the Corporation.

(c)           Reorganizations.  In the event the Corporation is party to a merger or other reorganization, subject to any vesting acceleration provisions in an Award agreement, outstanding Awards shall be treated in the manner provided in the agreement of merger or reorganization (including as the same may be amended).  Such agreement shall not be required to treat all Awards or individual types of Awards similarly in the merger or reorganization;

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provided, however, that such agreement shall provide for one of the following with respect to all outstanding Awards (as applicable):

(i)            The continuation of the outstanding Award by the Corporation, if the Corporation is a surviving corporation;

(ii)           The assumption of the outstanding Award by the surviving corporation or its parent or subsidiary;

(iii)          The substitution by the surviving corporation or its parent or subsidiary of its own award for the outstanding Award;

(iv)          Full exercisability or vesting and accelerated expiration of the outstanding Award, followed by the cancellation of such Award;

(v)           The cancellation of an outstanding Option or SAR and a payment to the Optionee equal to the excess of (i) the Fair Market Value of the Shares subject to such Option or SAR (whether or not such Option or SARs is then exercisable or such Shares are then vested) as of the closing date of such merger or reorganization over (ii) its aggregate Exercise Price.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Option or SAR would have become exercisable or such Shares would have vested.  Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Option or SAR would have become exercisable or such Shares would have vested (including any vesting acceleration provisions).  If the Exercise Price of the Shares subject to any Option or SAR exceeds the Fair Market Value of the Shares subject thereto, then such Option or SAR may be cancelled without making a payment to the Optionee with respect thereto.  For purposes of this Subsection (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security;

(vi)          The cancellation of an outstanding Restricted Stock Unit and a payment to the Participant equal to the Fair Market Value of the Shares subject to such Restricted Stock Unit (whether or not such Restricted Stock Unit is then vested) as of the closing date of such merger or other reorganization.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Restricted Stock Unit would have vested.  Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the

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vesting schedule shall not be less favorable to the Participant than the schedule under which such Restricted Stock Unit would have vested (including any vesting acceleration provisions).  For purposes of this Subsection (vi), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or

(vii)         The cancellation of an outstanding Performance Share Award and a payment to the Participant equal to the Fair Market Value of the target Shares subject to such Performance Share Award (whether or not such Performance Share Award is then vested) as of the closing date of such merger or reorganization.  Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount.  Such payment may be made in installments and may be deferred until the date or dates when such Performance Share Award would have settled.  Such payment may be subject to the Participant’s continuing Service and the achievement of performance criteria that are based on the performance criteria set forth in the Performance Share Award, with such changes that may necessary to give effect to the merger or other reorganization, provided that the performance period shall not be less favorable to the Participant than the performance period under such Performance Share Award (including any vesting acceleration provisions).  For purposes of this Subsection (vii), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(d)          Reservation of Rights. Except as provided in Section 13, a Participant shall have no rights by reason of the occurrence of (or relating to) any merger or other reorganization, any transaction described in Section 13(a), or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.  Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to effect any merger or other reorganization, any transaction described in Section 13(a), any dissolution or liquidation of the Corporation or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.

SECTION 14.       DEFERRAL OF AWARDS.

(a)          Committee Powers. The Committee in its sole discretion may permit or require a Participant to:

(i)            Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Restricted Stock Units or Performance Shares credited to a deferred compensation account

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established for such Participant by the Committee as an entry on the Corporation’s books;

(ii)           Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Restricted Stock Units; or

(iii)          Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Restricted Stock Units or Performance Shares converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)          General Rules. A deferred compensation account established under this Section 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Corporation. Such an account shall represent an unfunded and unsecured obligation of the Corporation and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Corporation. If the deferral or conversion of Awards is permitted or required, the Committee in its sole discretion may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 14.

(c)           Code Section 409A. Notwithstanding the foregoing, any deferrals of Award payments in respect of an Award held by a Participant who is subject to United States federal income tax shall be subject to the applicable requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.   In the event that following the grant of an Award the Committee determines that such Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder and thereby avoid the application of any penalty taxes under such Section.

SECTION 15.       PAYMENT OF DIRECTOR’S FEES IN SECURITIES

(a)          Effective Date(i)  . No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

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(b)          Elections to Receive NSOs, Restricted Shares or Restricted Stock Units. An Outside Director may elect to receive his or her annual retainer payment and/or meeting fees from the Corporation in the form of cash, NSOs, Restricted Shares or Restricted Stock Units, or a combination thereof, as determined by the Board.  Such NSOs, Restricted Shares or Restricted Stock Units shall be issued under the Plan.  An election under this Section 15 shall be filed with the Corporation on the prescribed form.

(c)           Number and Terms of NSOs, Restricted Shares or Restricted Stock Units. The number of NSOs, Restricted Shares or Restricted Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board.  The term of such NSOs, Restricted Shares or Restricted Stock Units shall also be determined by the Board.

SECTION 16.       AWARDS UNDER OTHER PLANS.

The Corporation may grant awards under other plans or programs.  Such awards may be settled in the form of Shares issued under this Plan.  Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 17.       LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Corporation’s securities may then be listed, and the Corporation has obtained the approval or favorable ruling from any governmental agency which the Corporation determines is necessary or advisable.  The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 18.       WITHHOLDING TAXES.

(a)          General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan.  The Corporation shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)          Share Withholding.  The Corporation may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired.  Such Shares shall be valued at their

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Fair Market Value on the date when taxes otherwise would be withheld in cash.  In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.

SECTION 19.       OTHER PROVISIONS APPLICABLE TO AWARDS.

(a)          Transferability.  Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will, by designation of a beneficiary (which shall be a family member or family trust) delivered to the Company, or by the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code.  Notwithstanding the foregoing, in no event may a Participant sell or otherwise transfer for value any Award granted under the Plan or any interest in such an Award, other than Shares issued to the Participant that are no longer subject to vesting or other restrictions under the terms of the applicable Award.  Any purported sale, assignment, conveyance, gift, pledge, hypothecation or transfer in violation of this Section 19(a) shall be void and unenforceable against the Corporation.

(b)          Qualifying Performance Criteria.  The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ or quarter’s results or to a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow (including operating cash flow), (b) earnings per share, (c) (i) earnings before interest, (ii) earnings before interest and taxes, (iii) earnings before interest, taxes and depreciation, (iv) earnings before interest, taxes, depreciation and amortization, or (iv) earnings before any combination of such expenses or deductions, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares or (q) economic profit (“Qualifying Performance Criteria”).  The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items to be disclosed in the Corporation’s financial statements (including footnotes) for the applicable year and/or in management’s discussion and analysis of the financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year.  If applicable, the Committee shall determine the Qualifying Performance Criteria not later than

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the 90th day of the performance period, and shall determine and certify, for each Participant (or for all Participants), the extent to which the Qualifying Performance Criteria have been met.  The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Criteria to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

(c)           Restrictions on Full Value Awards.  Notwithstanding the three-year minimum vesting period for Restricted Shares and Restricted Stock Units specified in Sections 6(c) and 10(c), respectively, and the one-year minimum vesting period for Performance Shares specified in Section 11(c), the Committee shall be permitted to prescribe a shorter minimum vesting period (or no vesting period) if the number of Shares subject to all such Awards qualifying for such different vesting treatment does not exceed 10% of the total number of Shares authorized under the Plan.

SECTION 20.       NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee.  The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 21.       APPLICABLE LAW.

The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.

SECTION 22.       DURATION AND AMENDMENTS.

(a)          Term of the Plan. The Plan, as set forth herein, shall terminate automatically on March 18, 2020 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)          Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Corporation’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)           Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day. Please mark your votes as indicated in this example X INTERNET http://www.proxyvoting.com/incy Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. INCYTE CORPORATION TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Signature Signature Date Mark Here for Address Change or Comments SEE REVERSE WO# 20841 Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign. OR RESTRICTED AREA - SCAN LINE The Board of Directors recommends a vote FOR the election of all director nominees and FOR proposals 2, 3 and 4. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 3. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. FOR ALL WITHHOLD FOR ALL *EXCEPTIONS FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 2. To approve the amendment to the Company’s 2010 Stock Incentive Plan to increase the number of shares available for issuance thereunder to 16,553,475 shares. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012. 5. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. FOLD AND DETACH HERE 1. ELECTION OF DIRECTORS Nominees: 01 Richard U. De Schutter, 02 Barry M. Ariko, 03 Julian C. Baker, 04 Paul A. Brooke, 05 Wendy L. Dixon, 06 Paul A. Friedman and 07 Roy A. Whitfield 20841

PRINT AUTHORIZATION To commence printing on this proxy card please sign, date and fax this card to: 201-369-9711 SIGNATURE: DATE: (THIS BOXED AREA DOES NOT PRINT) FOLD AND DETACH HERE Address Change/Comments (Mark the corresponding box on the reverse side) SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. RESTRICTED AREA - SCAN LINE RESTRICTED AREA - SIGNATURE LINE WO# 20841 INCYTE CORPORATION PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS For Annual Meeting — May 30, 2012 PAUL A. FRIEDMAN, DAVID C. HASTINGS and ERIC H. SIEGEL, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Incyte Corporation (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware on Wednesday, May 30, 2012 at 10:00 a.m., Eastern Daylight Time, or at any postponement or adjournment thereof, and instructs said proxies to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR each director nominee, FOR items 2, 3 and 4, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting. (continued and to be signed on reverse side) Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at: http://bnymellon.mobular.net/bnymellon/incy

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Incyte Corporation Experimental Station Route 141 & Henry Clay Road, Building E336 Wilmington, DE 19880 (302) 498-6700
INCYTE CORPORATION
Notice of Annual Meeting of Stockholders to be held Wednesday, May 30, 2012
INCYTE CORPORATION Experimental Station Route 141 & Henry Clay Road, Building E336 Wilmington, DE 19880
PROXY STATEMENT
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2012.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2 PROPOSAL TO AMEND THE 2010 STOCK INCENTIVE PLAN
PROPOSAL 3 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING
ANNUAL REPORT